UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement
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☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to 240.14a-12

TRIDENT MICROSYSTEMS, INC.
(Name of Registrant, as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 11, 2008

Dear Stockholder:

A special meeting of stockholders will be held on May 16, 2008 at 10:00 a.m. local time, at Trident Microsystems, Inc., at our principal offices, located at 3408 Garrett Drive, Santa Clara, California 95054 for the purpose of considering and approving an amendment to increase the maximum number of shares of Common Stock that may be granted under our 2006 Equity Incentive Plan. You are cordially invited to attend.

The Notice of Special Meeting of Stockholders and a Proxy Statement, which describes the business to be conducted at the meeting, follow this letter.

It is important that you use this opportunity to take part in the affairs of Trident by voting on the business to come before this meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.

The Board of Directors and management look forward to seeing you at the special meeting.

Sincerely yours,

Sylvia D. Summers
Chief Executive Officer and President

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING
PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP BY MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION
EXECUTIVE COMPENSATION AND OTHER INFORMATION
2007 SUMMARY COMPENSATION TABLE
2007 GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT JUNE 30, 2007
2007 DIRECTOR COMPENSATION
TRANSACTION OF OTHER BUSINESS

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held May 16, 2008

TO THE STOCKHOLDERS:

Notice is hereby given that a Special Meeting of the Stockholders of Trident Microsystems, Inc., a Delaware corporation, will be held on May 16, 2008, at 10:00 a.m. local time, at our principal offices located at 3408 Garrett Drive, Santa Clara, California 95054, for the following purposes:

1. To approve an amendment to increase the maximum number of shares of Common Stock that may be issued under our 2006 Equity Incentive Plan by 4 million shares.

2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Stockholders of record at the close of business on April 4, 2008 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 3408 Garrett Drive, Santa Clara, California 95054.

By order of the Board of Directors,

David L. Teichmann
Corporate Secretary

Santa Clara, California
April 11, 2008

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS

May 16, 2008

The enclosed proxy is solicited on behalf of the Board of Directors of Trident Microsystems, Inc., a Delaware corporation, for use at our Special Meeting of Stockholders to be held on May 16, 2008 and at any adjournment(s) or postponement(s) thereof, referred to in this proxy statement as the Special Meeting. The Special Meeting will be held at 10:00 a.m. local time at our corporate headquarters, 3408 Garrett Drive, Santa Clara, California 95054. The proxy solicitation materials were first mailed (or made available electronically, for stockholders who elected to access these materials over the Internet) on or about April 11, 2008 to all stockholders entitled to vote at the Special Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

We sent you this proxy statement and the accompanying proxy card because the Board of Directors of Trident Microsystems, Inc. is soliciting your proxy to vote at the Special Meeting. You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the accompanying proxy card.

Who is entitled to vote at the Special Meeting?

To be able to vote, you must have been a stockholder on April 4, 2008, the record date for determination of stockholders entitled to notice of and to vote at the Special Meeting (the “Record Date”). As of the Record Date, 60,953,748 shares of our common stock, par value $0.001 per share, were issued and outstanding.

Our stock transfer books will remain open between the Record Date and the date of the Special Meeting. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at our offices located at 3408 Garrett Drive, Santa Clara, California.

Stockholder of Record: Shares Registered in Your Name.  If at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, or Mellon, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the accompanying proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent.  If, at the close of business on the Record Date, your shares were not issued directly in your name, but rather were held in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or other agent. The broker, bank or other agent holding your shares in that account is considered to be the stockholder of record for purposes of voting at the Special Meeting.

As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent.

What am I being asked to vote on?

There is one matter scheduled for a vote at the Special Meeting:

•	The approval of an amendment to increase the maximum number of shares of Common Stock that may be issued under our 2006 Equity Incentive Plan by 4 million shares.

How many votes do I have?

Each holder of common stock is entitled to one vote per share held. As a result, as of the Record Date, a total of 60,953,748 votes may be cast on each matter at the Special Meeting.

What is a quorum?

For business to be conducted at the Special Meeting, a quorum must be present. The presence at the Special Meeting, either in person or by proxy, of holders of shares of outstanding common stock entitled to vote and representing a majority of the voting power of such shares will constitute a quorum for the transaction of business. At the close of business on the Record Date, there were 60,953,748 shares outstanding and entitled to vote. Therefore, in order for a quorum to exist, 30,476,875 shares must be represented by stockholders present at the meeting or by proxy.

Abstentions and “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will be counted for the purpose of determining whether a quorum is present for the transaction of business.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting, or a majority of the votes present at the meeting, may adjourn the meeting to another date.

What vote is required for each item?

To be approved, the proposal to approve an amendment to increase the maximum number of shares of Common Stock that may be granted under our 2006 Equity Incentive Plan must receive a “For” vote from a majority of shares present and entitled to vote either in person or by proxy.

How do I vote?

For the proposal to approve an amendment to increase the maximum number of shares of Common Stock that may be granted under our 2006 Equity Incentive Plan you may either vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name.  If you are a stockholder of record, you may vote in person at the Special Meeting. Alternatively, you may vote by proxy by using the accompanying proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Special Meeting and we will give you a ballot when you arrive.

•	To vote by proxy, simply complete, sign and date the accompanying proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent.  If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other nominee, in lieu of a proxy card you should receive a voting instruction form from that institution by mail. Simply complete and mail the voting instruction card to ensure that your vote is counted. The voting instruction form should indicate whether the institution has a process for beneficial holders to vote over the Internet or by telephone. A large number of banks and brokerage firms participate in the Broadridge Financial Solutions, Inc. online program, which provides eligible stockholders the opportunity to vote over the Internet or by telephone (see www.broadridge.com.) The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time, May 15, 2008.

If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the self-addressed, postage-paid envelope provided. Shareholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

If you are a registered holder, you may also vote your shares in person at the Special Meeting. If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder (e.g., your broker) and bring it with you to the Special Meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Special Meeting.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the proposal to approve an amendment to increase the maximum number of shares of Common Stock that may be granted under our 2006 Equity Incentive Plan by 4 million shares. If any other matter is properly presented at the meeting, then one of the individuals named on your proxy card as your proxy will vote your shares using his or her best judgment.

What if I receive more than one proxy card or voting instruction form?

If you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date and return each proxy card or voting instruction form to ensure that all of your shares will be voted. Only proxy cards and voting instruction forms that have been signed, dated and timely returned will be counted in the quorum and voted.

If you registered more than one account for online access of stockholder communications, you will receive more than one email notice with voting instructions. Please follow the electronic voting instructions for each email notice you receive to ensure that all of your shares will be voted.

Who will count the votes and how will my vote(s) be counted?

Votes will be counted by the inspector of elections appointed for the Special Meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions. Abstentions will be counted as “Against” votes with respect to the proposal. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by your broker, bank or other agent as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker, bank or other agent to vote your shares. If you do not give instructions, then your broker, bank or other agent may vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange, such as the vote for directors and ratification of our independent registered public accounting firm.

Can I change my vote after I have voted?

Yes. You can revoke your proxy at any time before the applicable vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy with a later date,

•	You may send a written notice that you are revoking your proxy to our Corporate Secretary at 3408 Garrett Drive, Santa Clara, California 95054, or

•	You may attend the Special Meeting and vote in person (however, simply attending the meeting will not, by itself, revoke your proxy).

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

How and when may I submit a stockholder proposal for the 2008 Annual Meeting of Shareholders?

In the event that a stockholder desires to have a proposal considered for presentation at our 2008 Annual Meeting of Shareholders, and included in our proxy statement and form of proxy card used in connection with that meeting, the proposal must be forwarded in writing to our Corporate Secretary so that it is received no later than October 29, 2008. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, referred to in this proxy statement as the Exchange Act.

If a stockholder, rather than seeking to include a proposal in the proxy statement and proxy card as discussed above, commences his or her own proxy solicitation for the 2008 Annual Meeting of Shareholders or seeks to nominate a candidate for election as a director or to propose business for consideration at that meeting, we must receive notice of the proposal no later than October 29, 2008. If the notice is not received by October 29, 2008, it will be considered untimely under Rule 14a-4(c)(1) promulgated under the Exchange Act and the proxy holders designated by Trident will have discretionary voting authority under proxies solicited for the 2008 Annual Meeting of Shareholders with respect to such proposal, if properly presented at the meeting.

Please address any stockholder proposals or notices of proposals to our Corporate Secretary at Trident Microsystems, Inc., 3408 Garrett Drive, Santa Clara, California 95054.

Who will bear the cost of soliciting proxies?

We will bear the entire cost of the solicitation of proxies for the Special Meeting, including the preparation, assembly, printing and distribution of this proxy statement, the proxy card and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to the beneficial owners. We may reimburse such persons for their reasonable expenses in forwarding solicitation materials to beneficial owners. The original solicitation of proxies may be supplemented by solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees. No additional compensation will be paid to those individuals for any such services. We have also retained MacKenzie Partners, Inc. to provide proxy solicitation services to us for a fee of approximately $6,500.

Householding of Special Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of these proxy materials may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of these proxy materials to any stockholder upon written or oral request to our Investor Relations Department, Trident Technologies, Inc., 3408 Garrett Drive, Santa Clara, California 95054. Any stockholder who wants to receive separate copies of proxy materials in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact that stockholder’s bank, broker, or other nominee record holder, or that stockholder may contact us at the above address and phone number.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in our Annual Report on Form 10-K for the fiscal year ending June 30, 2008.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

PROPOSAL NO. 1

APPROVAL OF AMENDMENT TO
THE 2006 EQUITY INCENTIVE PLAN

At a special meeting, the stockholders will be asked to approve an amendment to the Trident Microsystems, Inc. 2006 Equity Incentive Plan (the “2006 Plan”) to increase by 4 million the maximum number of shares of Common Stock that may be issued under that plan. The Board of Directors believes that in order to successfully attract and retain the best possible candidates for positions of responsibility, Trident Microsystems, Inc. (“Trident”) must continue to offer a competitive equity incentive program. As of April 1, 2008, only 1.2 million shares remained available for the future grant under the 2006 Plan, a number that the Board believes to be insufficient to meet Trident’s anticipated needs. Therefore, the Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to increase the maximum number of shares of Common Stock issuable under the 2006 Plan by 4 million shares to a total of 8,350,000 shares to ensure that Trident will continue to have available a reasonable number of shares for its employee equity compensation programs.

The skill and dedication of our employees are among the most important factors in our business. To motivate and retain our valuable employees, Trident Microsystems has granted stock options or restricted stock awards annually to a substantial portion of the employees of the company and its subsidiaries. Our equity award programs are a key factor in our ability to incentivize and retain our employees without substantially increasing our cash operating expenses and adversely impacting our gross margins.

However, we are facing increasing competitive pressure on our workforce, In particular, competition for qualified employees in China is increasing dramatically. Our employees in China are being heavily solicited by other companies offering large compensation packages, including large equity grants at favorable prices. We believe that to enhance long-term stockholder value we need to maintain competitive employee compensation, incentive and retention programs. An equity stake in the success of the company that is valued by our employees is a critical component of these programs, and without the ability to make equity awards to our employees, we fear we will lose key employees and be at a disadvantage compared to some of our competitors.

We do not have a sufficient number of shares available for issuance under the 2006 Plan to continue our current equity compensation programs. Our Board of Directors has considered these circumstances and determined that it is in the best interests of Trident Microsystems and our stockholders to increase the number of shares available for issuance under the 2006 Plan to allow us to continue the equity compensation programs our Board believes necessary to recruit, retain and incent our employees.

Summary of the 2006 Plan

The following summary of the 2006 Plan is qualified in its entirety by the specific language of the 2006 Plan, a copy of which is available to any stockholder upon request by writing to the Senior Vice President, General Counsel and Corporate Secretary, Trident Microsystems, 3408 Garrett Drive, Santa Clara, CA 95054. The 2006 Plan has also been included as an appendix to the electronic version of this proxy statement and may be viewed without charge on the SEC website at www.sec.gov.

General.  The purpose of the 2006 Plan is to advance the interests of Trident by providing an incentive program that will enable us to attract and retain employees, consultants and directors upon whose judgment, interest and efforts our success is dependent and to provide them with an equity stake in our success. These incentives will be provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, deferred compensation awards, and other stock-based and cash-based awards.

Authorized Shares.  Currently, a total of 4,350,000 shares of Trident common stock are authorized for issuance under the 2006 Plan. Of this amount, as of April 1, 2008, no shares had been issued upon the exercise of previously granted options. In addition, awards of restricted stock for 774,690 shares, options to purchase 1,803,300 shares and grants for 207,410 restricted stock units remained outstanding. As a result, as of April 1, 2008, 1,191,402 shares remained available for future grant. The Board of Directors has amended the 2006 Plan, subject to stockholder approval, to increase the maximum number of shares that may be issued under the 2006 Plan to 8,350,000.

Share Counting and Adjustments.  Each share subject to a stock option, stock appreciation right, or other award that requires the participant to purchase shares for monetary consideration equal to their fair market value determined at the time of grant will reduce the number of shares remaining available for grant under the 2006 Plan by one share. However, each share subject to a “full value” award (i.e., an award settled in stock, other than an option, stock appreciation right or other award that requires the participant to purchase shares for monetary consideration equal to their fair market value determined at grant) will reduce the number of shares remaining available for grant under the 2006 Plan by 1.38 shares.

If any award granted under the 2006 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by Trident for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2006 Plan. Shares will not be treated as having been issued under the 2006 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Shares withheld or reacquired by Trident in satisfaction of a tax withholding obligation will not again become available under the 2006 Plan. The number of shares available under the 2006 Plan will be reduced upon the exercise of a stock appreciation right by the gross number of shares for which the award is exercised. If shares are tendered in payment of the exercise price of an option or the option is exercised by means of a net-exercise procedure, the number of shares available under the 2006 Plan will be reduced by the gross number of shares for which the option is exercised.

Appropriate adjustments will be made to the number of shares authorized under the 2006 Plan, to the numerical limits on awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2006 Plan to adjust the terms of outstanding awards as it deems appropriate. Without affecting the number of shares available for issuance under the 2006 Plan, the Compensation Committee may authorize the issuance or assumption of benefits under the 2006 Plan in connection with any merger, consolidation or similar transaction on such terms and conditions as it deems appropriate.

Certain Award Limits.  In addition to the limitation described above on the total number of shares of our common stock that will be authorized for issuance under the 2006 Plan, the plan limits the numbers of shares that may be issued under certain types of awards, subject to adjustment as described above under “Share Counting and Adjustments.” No more than 5% of the aggregate number of shares authorized under the 2006 Plan may be issued pursuant to full value awards that provide for vesting over a period of less than three years if vesting is based upon continued service alone, or that have performance periods of less than 12 months if vesting is based on the attainment of performance goals, except in the case of the participant’s death, disability, retirement or involuntary termination of employment, or a change in control of Trident. No more than 8,350,000 shares may be issued upon the exercise of incentive stock options granted under the 2006 Plan.

To enable compensation in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”), the 2006 Plan establishes a limit on the maximum aggregate number of shares or dollar value for which any such award may be granted to an employee in any fiscal year. The limits for awards intended to qualify as performance-based are as follows:

•	Stock options and stock appreciation rights: No more than 500,000 shares.

•	Restricted stock and restricted stock unit awards: No more than 250,000 shares.

•	Performance share and performance unit awards: No more than 250,000 shares and no more than $2,000,000, respectively, for each full fiscal year contained in the performance period of the award.

•	Other stock-based and cash-based awards: No more than 250,000 shares and no more than $2,000,000, respectively, for each full fiscal year contained in the performance period of the award.

Administration.  The 2006 Plan generally will be administered by the Compensation Committee or other committee or subcommittee of the Board of Directors or, in the absence of such committee, by the Board of Directors. For purposes of this summary, the term “Committee” will refer to either such committee or the Board of Directors. In the case of awards intended to qualify as “performance-based” under Section 162(m) of the Code, administration of the 2006 Plan will be by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). Subject to the provisions of the 2006 Plan, the Committee will determine when and to whom awards are granted, the types and sizes of awards, and all other terms and conditions of awards. The Committee may, subject to certain limitations on the exercise of its discretion required by the 2006 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the exercisability or vesting of any award.

Under the 2006 Plan, the Committee may delegate to a committee of one or more officers the authority to grant awards to employees who are not executive officers or directors of Trident, subject to the provisions of the 2006 Plan and guidelines established by the Committee. The 2006 Plan provides, subject to certain limitations, for indemnification by Trident of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2006 Plan. All awards granted under the 2006 Plan will be evidenced by a written agreement between Trident and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2006 Plan. The Committee has the authority to interpret the 2006 Plan and awards granted thereunder, and all determinations of the Committee are final and binding on all persons having an interest in the 2006 Plan or any award.

Prohibition of Option and SAR Repricing.  The 2006 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for the cancellation of outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price, the amendment of outstanding options or stock appreciation rights to reduce the exercise price, or the grant of full value awards in exchange for the cancellation of underwater options or stock appreciation rights.

Eligibility.  Awards, other than deferred compensation awards or non-employee director awards, may be granted under the 2006 Plan only to employees and consultants of Trident or any present or future parent or subsidiary corporation or other affiliated entity. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of Trident or any parent or subsidiary corporation of Trident. Deferred compensation awards may be granted only to officers, directors and individuals who are among a select group of management or highly compensated employees. Non-employee director awards may be granted only to directors who, at the time of grant, are not employees. As of April 1, 2008, we had approximately 606 employees, including 7 executive officers, and 6 non-employee directors who would be eligible under the 2006 Plan.

Stock Options.  The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Trident Microsystems or any parent or subsidiary corporation of Trident Microsystems (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On April 1, 2008, the closing price of our common stock on the Nasdaq Global Select Market was $5.30 per share.

The 2006 Plan provides that the option exercise price may be paid in cash or its equivalent; by means of a broker-assisted cashless exercise; by tender to Trident of shares of common stock owned by the participant having a fair market value not less than the exercise price (to the extent legally permitted); by means of a net-exercise procedure; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by Trident, through the participant’s surrender of a portion of the option shares to Trident.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2006 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but not later than its expiration date in any event, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the 2006 Plan).

Incentive stock options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to certain family members to the extent permitted by the Committee, provided that options may not be transferred for value.

Stock Appreciation Rights.  The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as may be specified by the Committee. The exercise price of a Tandem SAR will be the same as the exercise price of the related option, and the exercise price of a Freestanding SAR may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock. The maximum term of any stock appreciation right granted under the 2006 Plan is ten years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members to the extent permitted by the Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards.  The Committee may grant restricted stock awards under the 2006 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to Trident rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Subject to the minimum vesting requirements described above under “Certain Award Limits,” restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Restricted Stock Units.  The Committee may grant restricted stock units under the 2006 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to Trident. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards and subject to the minimum vesting requirements described above under “Certain Award Limits.” Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

Performance Awards.  The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between Trident and the participant, subject to the minimum vesting requirements described above under “Certain Award Limits.” These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares, and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination thereof.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of Trident and each subsidiary corporation consolidated with Trident for financial reporting purposes, or such division or business unit of Trident as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; completion of an identified special project; and completion of a joint venture or other corporate transaction. The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on our common stock. The Committee may provide for performance award payments in lump sums or installments pursuant to a schedule elected by the participant.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2006 Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Deferred Compensation Awards.  The 2006 Plan authorizes the Committee to establish a deferred compensation award program. If and when implemented, participants designated by the Committee who are officers, directors or individuals who are among a select group of management or highly compensated employees may elect to receive an award of deferred stock units in lieu of compensation otherwise payable in cash or in lieu of cash or shares of common stock issuable upon the exercise or settlement of stock options, stock appreciation rights or performance share or performance unit awards. Each such deferred stock unit represents a right to receive one share of our common stock at a future date determined in accordance with the participant’s award agreement. Deferred stock units will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of deferred stock units subject to the award on a settlement date elected by the participant at the time of his or her election to receive the deferred stock unit award. Participants are not required to pay any additional consideration in connection with the settlement of deferred stock units. A holder of deferred stock units has no voting rights or other rights as a stockholder until shares of common stock are issued to the participant in settlement of the deferred stock units. However, participants holding deferred stock units will be entitled to dividend equivalent rights with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole deferred stock units. Prior to settlement, deferred stock units may not be assigned or transferred other than by will or the laws of descent and distribution.

Cash-Based Awards and Other Stock-Based Awards.  The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Subject to the minimum vesting requirements described above under “Certain Award Limits,” such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Non-employee Director Awards.  The Committee may, from time to time, establish awards to be granted on a periodic, nondiscriminatory basis to all members of the board of directors who are not employees of Trident or any affiliate of Trident. Additional awards may be granted to non-employee directors in consideration of service on one or more committees of the board, service as chairman of one or more committees of the board, service as chairman or lead director of the board or the individual’s initial appointment or election to the board. Non-employee director awards may be granted at the Committee’s discretion in the form of nonstatutory stock options, stock appreciation rights, restricted stock or restricted stock units having such vesting terms as the administrator determines and other terms and conditions substantially similar to those described above under the applicable type of award. Subject to the following limits, the Committee will determine the numbers of shares for which non-employee director awards are granted. A non-employee director may not be granted in any fiscal year awards under the 2006 Plan which, when combined with all other equity compensation granted to the director by Trident, a for a number of shares that exceeds 0.03% of the number of issued and outstanding shares of Trident common stock as of the first day of the fiscal year. This limit may be increased by up to an additional 0.015% of Trident’s issued and outstanding shares of common stock in the fiscal year in which the individual is first appointed or elected to the board. Further, these limits may be increased by either, but not both, of up to an additional 0.015% of Trident’s issued and outstanding shares of common stock as of the first day of a fiscal year in which a non-employee director serves as chairman of the board’s audit committee; or by up to an additional 0.010%) of Trident’s issued and outstanding shares of common stock as of the first date of a fiscal year in which a non-employee director serves as the chairman or lead director of the board, or serves on a committee of the board (whether as chairman or member of the committee). Awards may be granted to a non-employee director in any fiscal year for up to a number of shares equal to that year’s and the next two fiscal years’ combined aggregate limits, provided that the non-employee director may not receive any additional awards until the next fiscal year in which the cumulative aggregate limits would not be exceeded.

Pursuant to the terms of the 2006 Plan, the Board of Directors and Compensation Committee of the Board has adopted a policy that provides that each person first elected or appointed as a non-employee director will be granted, pursuant to our 2006 Plan, on the date of such initial election or appointment, automatically and without further action of the Board of Directors, an option (an “Initial Option”) to purchase 25,000 shares of common stock (such number being subject to pro rata adjustment upon a change in our capital structure); provided, however, that a member of the Board of Directors who previously did not qualify as a non-employee director is not entitled to receive an Initial Option in the event that such director subsequently becomes a non-employee director. Each Initial Option will have an exercise price per share equal to the closing sale price per share of our common stock on the date of grant of such option, as quoted on the Nasdaq Global Select Market, will have a term of ten years and, subject to the director’s continued service, will vest and become exercisable in three substantially equal annual installments on the first three anniversaries of the date of grant of the Initial Option.

In addition, each non-employee director (including any member of the Board of Directors who previously did not qualify as a non-employee director but who subsequently becomes a non-employee director) will be granted, on the date immediately following the date of each annual meeting of our stockholders, automatically and without further action of the Board of Directors, a restricted stock award (an “Annual Restricted Stock Award”) equal to such number of shares determined by the stock price to be equal to $120,000 on the date of the award; provided, however, that a non-employee director who has not served continuously as a member of the Board of Directors for at least six months as of the date immediately following such annual meeting will not receive an Annual Restricted Stock Award. Each Annual Restricted Stock Award will vest on the day immediately preceding the first annual meeting occurring after the date of grant of the Annual Restricted Stock Award.

Change in Control.  Unless otherwise defined in a participant’s award or employment agreement, the 2006 Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the 2006 Plan) becoming the direct or indirect beneficial owner of more than 50% of Trident’s voting stock, or (b) the occurrence of any of the following events upon which the stockholders of Trident Microsystems immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of Trident, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of Trident’s voting stock; (ii) a merger or consolidation in which Trident is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of Trident (other than a sale, exchange or transfer to one or more subsidiaries of Trident).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. Stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control. Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The 2006 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award. The vesting of all non-employee director awards will be accelerated in full upon a Change in Control.

Awards Subject to Section 409A of the Code.  Certain awards granted under the 2006 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and such regulations or other administrative guidance that may be issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the 2006 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2006 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Termination or Amendment.  The 2006 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2006 Plan following May 25, 2016, the tenth anniversary of the date on which it was initially approved by the stockholders. The Committee may terminate or amend the 2006 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2006 Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code, or unless expressly provided in the terms and conditions governing the award.

Options Granted to Certain Persons

The aggregate numbers of shares of Common Stock subject to options granted to certain persons under the 2006 Plan since its inception are as follows: (i) Sylvia Summers, Chief Executive Officer, 220,000 shares; (ii) David L. Teichmann, Senior Vice President, General Counsel and Corporate Secretary, no shares; (iii) Chris Siu, Director of Accounting and Chief Accounting Officer, no shares; (iv) Jung-Herng Chang, former President, 100,000 shares; (v) John S. Edmunds, former Chief Financial Officer, no shares; (vi) Frank C. Lin, former Chairman and Chief Executive Officer, no shares; (vii) Peter Jen, Former Senior Vice President, Asia Operations and Chief Administrative Officer, no shares, (vi) all current executive officers as a group, an aggregate of 455,000 shares; (vii) all current directors who are not executive officers as a group, an aggregate of 125,000 shares; and (viii) all employees, including all current officers who are not executive officers, as a group, an aggregate of 1,429,100 shares. Since its inception, no options have been granted under the 2006 Plan to any other nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been granted five percent or more of the total amount of options granted under the 2006 Plan.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2006 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.  A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option. Participants who do not dispose of their shares within two years following the date the option was granted or within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date when an incentive stock option is exercised is treated as an adjustment in computing income that may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options.  Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.  A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock.  A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards.  A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Deferred Compensation Awards.  A participant generally will recognize no income upon the receipt of deferred stock units. Upon the settlement of deferred stock units, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of the shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income taxes. Upon the sale of the shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the date the shares were transferred to the participant, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Code.

Required Vote and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares voted affirmatively or negatively on this proposal at the Special Meeting, either in person or by proxy. Abstentions will count as negative votes; broker non-votes will have no effect on the outcome of the vote.

The Board believes that approval of the amendment to the 2006 Equity Incentive Plan is in the best interests of Trident Microsystems and its stockholders for the reasons stated above. Therefore, the Board unanimously recommends a vote “FOR” approval of the amendment to the 2006 Equity Incentive Plan.

PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP BY MANAGEMENT

The following table sets forth, as of April 1, 2008, certain information with respect to the beneficial ownership of our common stock by (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all directors and executive officers of Trident as a group.

	Number of Shares
	Beneficially
Beneficial Owner(1)	Owned(2)	Percent(3)

Beneficial Owners of in Excess of 5% (other than directors and named executive officers)
Adage Capital Partners, L.P.(4)	5,755,800	9.44%
200 Clarendon Street, 52nd Floor Boston, MA 02116
Executive Officers(5)
Sylvia D. Summers(6)	140,000	*
David L. Teichmann(7)	84,166	*
Chris P. Siu(8)	22,250	*
Pete J. Mangan	—	—
Donna M. Hamlin(9)	20,000	*
Hungwen Li(10)	97,500	*
Ben A. Lee	—	—
Directors
Glen M. Antle(11)	117,838	*
Brian R. Bachman(12)	35,505	*
Hans Geyer(13)	35,505	*
Raymond K. Ostby(14)	35,505	*
Millard Phelps(15)	68,838	*
David Courtney	—	—
Directors and executive officers as a group (13 persons)(16)	657,107	1.07%

*	Less than 1%.

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.

(2)	Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options.

(3)	Calculated on the basis of 60,953,748 shares of common stock outstanding as of April 1, 2008, provided that any additional shares of common stock that a stockholder has the right to acquire within 60 days after April 1, 2008 pursuant to grants of stock options or awards of restricted stock are deemed to be outstanding and beneficially owned by the person holding such options or restricted stock for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(4)	Based on a Schedule 13G/A filed on with the Securities and Exchange Commission February 11, 2008 by Adage Capital Partners, L.P., a Delaware limited partnership. Each of Adage Capital Partners, L.P. (“ACP”), Adage Capital Partners GP, L.P. (“ACPGP”), Adage Capital Advisors, L.L.C. (“ACA”), Robert Atchinson and Phillip Gross may be deemed to own and share voting and dispositive power with respect to such 5,755,800 shares. ACA, as managing member of ACPGP, directs ACPSG’s operations. ACPGP, the general partner of ACP, has the power to direct the affairs of ACP, including decisions respecting the disposition of the shares of our common stock. Messrs. Atchinson and Gross are the Managing Members of ACA, the managing member of ACPGP, and in that capacity direct ACPGP’s operations.

(5)	The address of the executive officers and directors is c/o Trident Microsystems, Inc., 3408 Garrett Drive, Santa Clara, California 95054.

(6)	Includes 140,000 shares of restricted stock that have not yet vested and are subject to repurchase by Trident should Ms. Summers’ employment terminate prior to vesting.

(7)	Includes 54,166 shares subject to options exercisable by Mr. Teichmann within sixty days of April 1, 2008. Also includes 30,000 shares of restricted stock that have not yet vested and are subject to repurchase by Trident should Mr. Teichmann’s employment terminate prior to vesting.

(8)	Includes 6,250 shares subject to options exercisable by Mr. Siu within sixty days of April 1, 2008. Also includes 15,000 shares of restricted stock that have not yet vested and are subject to repurchase by Trident should Mr. Siu’s employment terminate prior to vesting.

(9)	Includes 20,000 shares of restricted stock that have not yet vested and are subject to repurchase by Trident should Ms. Hamlin’s employment terminate prior to vesting.

(10)	Includes 32,500 shares subject to options exercisable by Mr. Li within sixty days of April 1, 2008. Also includes 48,750 shares of restricted stock that have not yet vested and are subject to repurchase by Trident should Mr. Li’s employment terminate prior to vesting.

(11)	Includes 90,000 shares subject to options exercisable by Mr. Antle within sixty days of April 1, 2008. Also includes 27,838 shares of restricted stock that have not yet vested and are subject to repurchase by Trident should Mr. Antle’s service terminate prior to vesting.

(12)	Includes 16,667 shares subject to options exercisable by Mr. Bachman within sixty days of April 1, 2008. Also includes 18,838 shares of restricted stock that have not yet vested and are subject to repurchase by Trident should Mr. Bachman’s service terminate prior to vesting.

(13)	Includes 16,667 shares subject to options exercisable by Mr. Geyer within sixty days of April 1, 2008. Also includes 18,838 shares of restricted stock that have not yet vested and are subject to repurchase by Trident should Mr. Geyer’s service terminate prior to vesting.

(14)	Includes 16,667 shares subject to options exercisable by Mr. Ostby within sixty days of April 1, 2008. Also includes 18,838 shares of restricted stock that have not yet vested and are subject to repurchase by Trident should Mr. Ostby’s service terminate prior to vesting.

(15)	Includes 50,000 shares subject to options exercisable by Mr. Phelps within sixty days of April 1, 2008. Also includes 18,838 shares of restricted stock that have not yet vested and are subject to repurchase by Trident should Mr. Phelps’ service terminate prior to vesting.

(16)	Includes 282,917 shares subject to options that are currently exercisable or will become exercisable within 60 days after April 1, 2008 beneficially owned by executive officers and directors, and 356,940 shares of restricted stock that have not yet vested and are subject to repurchase by Trident should the employee’s employment terminate prior to vesting.

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain three equity incentive plans that provide for the issuance of our common stock to officers, directors, employees and consultants. These plans consist of the 2006 Equity Incentive Plan (the “2006 Plan”), 2002 Stock Option Plan (the “2002 Plan”) and the 2001 Employee Stock Purchase Plan (the “Purchase Plan”). Options to purchase our common stock remain outstanding under three equity incentive plans which have expired or been terminated: the 1992 Stock Option Plan (the “1992 Plan”), the 1994 Outside Directors Stock Option Plan (the “1994 Plan”) and the 1996 Nonstatutory Stock Option Plan (the “1996 Plan”). All such plans have been approved by stockholders except the 1996 Plan. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of June 30, 2007, our last completed fiscal year:

				Number of Shares
				Remaining Available
	Number of Shares to			for Future Issuance
	be Issued Upon		Weighted-Average	Under Equity
	Exercise of		Exercise Price of	Compensation Plans
	Outstanding Options,		Outstanding Options,	(Excluding Shares
	Warrants and Rights		Warrants and Rights	Reflected in Column (a))
Plan Category	(a)(1)		(b)	(c)

Equity compensation plans approved by stockholders	3,173,135	(2)	$13.07	4,485,826	(3)
Equity compensation plans not approved by stockholders(4)	3,110,166	(4)	$7.28	—
Total	9,802,156		$6.82	4,485,826

(1)	The information in this table excludes options we assumed in connection with our acquisition of Trident Technologies, Inc. As of June 30, 2007, 3,518,855 shares were issuable upon the exercise of these assumed options at a weighted average exercise price per share of $0.88.

(2)	Includes 639,000 shares that are reserved and issuable upon exercise of options outstanding under the 1992 Plan, which plan expired on October 16, 2002, 215,000 shares that are reserved and issuable upon exercise of options outstanding under the 1994 Plan, which expired on January 13, 2004, 1,854,735 shares that are reserved and issuable upon exercise of options outstanding under the 2002 Plan and 464,400 shares that are reserved and issuable upon exercise of options outstanding under the 2006 Plan.

(3)	Includes 901,128 shares reserved for future issuance under the Purchase Plan, 78,598 shares reserved for future issuance under the 2002 Plan and 3,506,100 shares reserved for issuance under the 2006 Plan.

(4)	Consists of shares subject to options that are outstanding pursuant to the 1996 Plan, which plan was terminated on June 19, 2007.

Material Features of the 1996 Nonstatutory Stock Option Plan

An aggregate of 12,300,000 shares of common stock was reserved for issuance under the 1996 plan, which was terminated on June 19, 2007. The 1996 plan provides for the granting of nonstatutory stock options to employees and consultants who are not our officers or directors, with exercise prices per share equal to no less than 85% of the fair market value of our common stock on the date of grant. Options granted under the 1996 plan generally have a 10-year term and vest at the rate of 25% of the shares subject to the option on each of the first four anniversaries of the date of grant. The vesting of options granted under the 1996 plan will be accelerated in full in the event of a merger of us with or into another corporation in which the outstanding options are neither assumed nor replaced by equivalent options granted by the successor corporation or a parent or subsidiary of the successor corporation. The 1996 plan was not required to be and has not been approved by our stockholders.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Report of the Compensation Committee

We, the Compensation Committee of the Board of Directors of Trident Microsystems, Inc., have reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on such review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Brian R. Bachman (Chairman)
Millard Phelps
Raymond K. Ostby

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

We are engaged in a very competitive industry, and our success depends upon our ability to attract and retain qualified executives. Accordingly, our compensation arrangements must be competitive. The Compensation Committee’s intent is to target salaries, annual incentives and long-term incentive grant values at competitive median levels of our peers, based on the best-available market data. Benefits and other perquisites offered to executives are intended to be competitive with programs offered by other companies against whom we compete for personnel. The Compensation Committee administers the compensation programs for our executive officers, considering this competitive environment, but also believes that the compensation paid to our executive officers should be dependent upon our financial performance and the value that we create for our stockholders. For this reason, the Compensation Committee structures our compensation programs to provide meaningful incentives for the attainment of our short-term and long-term strategic objectives and to reward those executive officers who make substantial contributions to the attainment of those objectives, and to link executive officer compensation with performance.

The Compensation Committee’s objectives are to:

•	Attract, retain, and motivate talented executives responsible for the success of the organization;

•	Provide compensation to executives that is externally competitive, internally equitable and performance-based;

•	Provide affordable levels of compensation for each executive in exchange for expected levels of performance and results; and

•	Ensure that total compensation levels are reflective of company performance and provide executives with the opportunity to receive above market total compensation for exceptional business performance.

Impact of Stock Option Investigation on Executive Compensation; Changes in Named Executive Officers

In late fiscal 2006 and continuing into fiscal 2007, we commenced a lengthy investigation into our historical stock option grant practices, and, as a result, we made few changes for fiscal 2007 in our compensation packages payable to our executive officers in fiscal 2007. The Compensation Committee considered the impact of the investigation, and the findings derived from the investigation, when establishing compensation packages for fiscal 2007. In addition, the Compensation Committee considered the nature of the remedial measures adopted as a result of the investigation when negotiating compensation packages with newly-hired executive officers, including the stated desire to hire additional senior personnel quickly in the areas of finance, legal and human resources.

As a result of the investigation, we made certain changes to our executive officers during fiscal 2007. Effective November 15, 2006, Mr. Frank L. Lin resigned as our Chief Executive Officer and as a member and Chairman of the Board of Directors. Mr. Lin had founded the Company and served as our Chief Executive Officer and Chairman of the Board of Directors since July 1987. In addition, Mr. Peter Jen ceased acting as Chief Accounting Officer on December 3, 2006, and was terminated on April 30, 2007. Mr. Lin and Mr. Jen would have been included as named executive officers had they remained executive officers as of June 30, 2007.

The Board of Directors instituted a search for a new Chief Executive Officer, resulting in the appointment of Sylvia D. Summers as Chief Executive Officer, effective October 17, 2007. In the interim, the Board of Directors appointed Mr. Glen M. Antle to succeed Mr. Lin as Acting Chief Executive Officer. The Board also appointed Mr. Antle as Chairman of the Board, effective November 14, 2006. Mr. Antle has served as a director of the Company since July 1992. Following the January, 2008 resignation of our former Chief Financial Officer, Mr. John Edmunds, Mr. Pete J. Mangan was appointed Interim Chief Financial Officer, and following the February 2008 resignation of our former President, Dr. Jung-Herng Chang, Ms. Summers was appointed to the additional role of President. In January 2008, Mr. Hungwen Li was appointed Senior Vice President, Strategic Marketing, and in March 2008, Mr. Ben A. Lee was appointed as Vice President, Worldwide Sales.

As a result of remedial measures adopted in connection with our investigation, we hired Mr. Chris P. Siu as Director of Accounting and Chief Accounting Officer effective February 5, 2007, and Mr. David L. Teichmann as General Counsel, Vice President of Human Resources and Corporate Secretary, effective April 2, 2007. Compensation for each of these two executive officers, together with compensation payable to our former executive officers Mr. Jung-Herng Chang and Mr. John S. Edmunds, is described in detail below, together with the description of the terms of our employment arrangements with our newly-hired Chief Executive Officer, Sylvia D. Summers. We made no payments to Mr. Lin or Mr. Jen as a result of their termination of employment, other than payment of accrued paid time off owed to them. Mr. Antle received no compensation as Acting Chief Executive Officer during fiscal 2007, although following the appointment of our new Chief Executive Officer, Mr. Antle was paid $125,000 for these services and was granted a restricted stock award of 9,000 shares of our common stock, which shares will vest one year from the grant date. In addition, Mr. Antle received compensation for his services as a member of our Board of Directors, although we have not yet determined the fee payable to Mr. Antle as a result of his services as Chairman of our Board of Directors.

In January 2008, we hired Pete J. Mangan to serve as Vice President, Finance and Interim Chief Financial Officer, and Donna M. Hamlin, Ph.D., as Vice President, Human Resources. Mr. Teichmann continues to serve as our Senior Vice President, General Counsel and Corporate Secretary.

Compensation Process, Peer Group Selection and Benchmarking

Compensation Process

The Compensation Committee has responsibility for, among other things, discharging the Board’s responsibilities relating to compensation and benefits of our executive officers, including responsibility for evaluating and reporting to the Board on matters concerning management performance, officer compensation and benefits plans and programs. In carrying out these responsibilities, the Compensation Committee is required to review all components of executive officer compensation for consistency with our compensation philosophy. Historically, our former Chief Executive Officer, Mr. Lin, assisted the Compensation Committee in its deliberations with respect to the compensation payable to our executive officers. Mr. Lin established dates for Compensation Committee meetings, and attended such meetings, excusing himself for discussion of his own compensation.

Following the resignation of Mr. Lin as Chief Executive Officer and Chairman of the Board of Directors, we expanded the size of our Board of Directors, and added three additional independent directors between July 2006 and May 2007. In January 2008, we again expanded the size of our Board of Directors, and added Mr. David Courtney as an additional independent director. Two prior members of our Board of Directors, including two of the members of the Compensation Committee during fiscal 2006 and most of fiscal 2007, Mr. Yasushi Chikagami and Mr. John Luke, resigned effective May 1, 2007, and Mr. Glen M. Antle resigned as a member of the Compensation Committee effective December 20, 2006. On May 1, 2007, Mr. Millard Phelps and Mr. Raymond K. Ostby were appointed to the Compensation Committee, and Mr. Brian R. Bachman was appointed to the Compensation Committee on May 16, 2007, and elected Chairperson of the Compensation Committee on May 23, 2007.

Accordingly, beginning in May, 2007, the processes followed by the Compensation Committee in setting executive compensation have changed, and with the appointment of Dr. Hamlin as Vice President, Human Resources in January 2008, these processes were further refined. The Vice President, Human Resources, with the assistance of the General Counsel, now advises the Compensation Committee in determining agendas for Compensation Committee meetings, each attends the meetings, and assist in deliberations concerning compensation of our executive officers, other than his or her own compensation, as well as concerning equity awards granted to our other employees. In addition, independent legal counsel now attends most meetings of the Compensation Committee. As discussed below, the Compensation Committee has retained the services of an independent compensation consultant, and relies on the advice of such consultant, in determining executive compensation, including in the design and implementation of short-term and long-term incentive compensation.

Role of Management

Prior to or immediately following the beginning of each fiscal year, our former Chief Executive Officer historically provided recommendations to the Compensation Committee concerning the salaries, incentive compensation and bonuses payable to the executive officers, which were then approved by the Compensation Committee, usually without modification. The other executive officers did not play a role in determination of their own compensation, other than discussing individual performance objectives with the Chief Executive Officer, but did recommend compensation payable to personnel reporting to them. In addition, Mr. Chang, as our former President, frequently consulted with Mr. Lin on compensation matters.

Prior to fiscal 2008, the Compensation Committee determined all compensation actions for the CEO and the executive officers based upon recommendations from the Chief Executive Officer. The Chief Executive Officer assessed each executive officer’s performance for the past fiscal year based upon subjective factors concerning such officer’s individual business goals and objectives, and made specific recommendations to the Compensation Committee for additional adjustments of base salary, target bonus, other cash incentives and equity awards, if appropriate. Management periodically reviewed survey data of compensation packages at comparable companies, and Mr. Lin based recommendations in part on the results of such survey data. The Compensation Committee assessed the performance of the Chief Executive Officer, based on similar quantitative and qualitative assessments, and determined his base salary, target bonus, other cash incentives and equity awards. The Chief Executive Officer was not present at the time the Compensation Committee reviewed his performance and discussed his compensation for fiscal 2007.

Management also provided recommendations to the Compensation Committee regarding all executive plan designs and strategies prior to fiscal 2008. These recommendations included financial goals and criteria for our Executive Bonus Plan. Mr. Lin recommended corporate performance metrics that were used to establish performance targets under our Executive Bonus Plan. The Chief Executive Officer proposed these metrics and targets to the Compensation Committee, which were usually based upon our operating plan for the next fiscal year, as approved by the Board of Directors. The Compensation Committee typically adopted the recommendations as proposed, only occasionally with slight modifications. For fiscal 2007, the corporate performance metrics under the Executive Bonus Plan as approved by the Compensation Committee included attainment of operating income and revenue.

During fiscal 2007, after the resignation of Mr. Lin, Mr. Jung-Herng Chang, our former President, provided recommendations concerning base salaries and certain bonuses payable to executive officers during fiscal 2008, as well as concerning equity awards granted to executive officers. The Compensation Committee independently considered the recommendations, and adopted them in part and modified them in part.

During fiscal 2008, the Compensation Committee considered recommendations from our newly-hired Chief Executive Officer and President, Sylvia D. Summers, regarding the design and implementation of compensation programs, including our bonus programs and other long-term equity compensation programs. Ms. Summers also provided input into the compensation of our newly-hired executive officers, together with Mr. Teichmann. With the hiring of Dr. Hamlin as Vice President, Human Resources, Dr. Hamlin has provided input to the Compensation Committee concerning compensation matters for our executive officers and other employees. Ms. Summers, Dr. Hamlin and Mr. Teichmann attend certain meetings of the Compensation Committee, and are expected to advise concerning fiscal 2009 compensation matters.

Independent Compensation Consultants

Although management obtained certain survey information periodically concerning executive compensation at peer group companies and, approximately every other year, presented this information to the Compensation Committee, the Compensation Committee did not historically retain independent compensation consultants, nor rely substantially on information or data concerning benefits payable at peer companies provided by compensation consultants.

In July 2007, in order to determine the base salary and total compensation for our executive officers for fiscal 2008, the Compensation Committee engaged the executive compensation firm, Aon/Radford to provide data concerning compensation payable to similarly-situated executives in comparable companies in our industry. For fiscal year 2008, the Compensation Committee engaged Aon/Radford for a comprehensive review of our executive compensation philosophy, strategies and practices, and compensation of our Board of Directors, and to advise the Compensation Committee regarding the results of its review. In addition, the Compensation Committee engaged Aon/Radford to consult on the structure and competitiveness of compensation in connection with our search for a new Chief Executive Officer, including change-of-control severance compensation.

Aon/Radford first reviewed our compensation philosophy and guiding principles, proposed a comparative framework which defined specific peer companies and data sources (including specific peer company proxy filings and Radford 2007 High Technology Executive Compensation Survey for high technology companies with revenue between $200 million and $550 million, and the Radford 2007 High Technology Benchmark Compensation Survey for high technology companies with revenue between $200 million and $499.9 million) and a pay positioning guideline to assess the pay levels and pay mix of our executive officers. In a separate review, Radford provided similar information concerning compensation for members of our Board of Directors. Position matches for our executive officers were reviewed and approved by our Vice President, Human Resources. Aon/Radford then interviewed members of the Compensation Committee for insight into our key strategic goals and objectives for the executive team in fiscal 2008. Aon/Radford then proposed adjustments to each individual executive’s proposed compensation above or below our stated philosophy based on the experience of each individual executive, the scope of the individual executive’s position and the executive’s tenure and performance in his or her role. From the results of that assessment, as well as insight into the competitive practices of companies in our industry with a comparable maturity of business, Aon/Radford proposed an incentive framework and compensation plan for fiscal 2008 for all executive officers. Aon/Radford presented this report and analysis to the Compensation Committee. The Compensation Committee reviewed and considered the Aon/Radford report when determining the level of compensation for each named executive officer for fiscal 2008, including certain base salary changes, bonus targets, other cash incentives and equity awards.

Throughout this process, the Chairman of the Compensation Committee communicated directly with representatives of Aon/Radford. Representatives of Radford Consulting report directly to the Compensation Committee, and the firm receives no other compensation from us other than for services provided to the Compensation Committee. A representative of Radford Consulting attends meetings of the Compensation Committee on an as-needed basis as requested and provides advice directly to the Chairman of the Compensation Committee. Management does not utilize any other consulting firms to provide services or market data to assist in evaluating our pay practices. We paid the fees charged by Aon/Radford for its engagement by the Compensation Committee with respect to its services related to fiscal 2008 executive officer compensation and its review of compensation payable to our members of the Board of Directors, including equity compensation.

The Compensation Committee expects to continue to use the services of Aon/Radford in connection with determining fiscal 2009 compensation matters.

Peer Group Selection and Benchmarking

Although the Compensation Committee has always sought to set the base salary and total compensation of our executive officers in line with compensation payable to executive officers at companies with which we are competitive for personnel, the Compensation Committee did not retain an independent compensation consultant to advise it on executive compensation until recently. Instead management relied on available survey data when determining executive compensation. In connection with the establishment of fiscal 2007 compensation, the Compensation Committee reviewed materials provided by management that detailed the compensation being paid to our executive officers, including benefits, but did not review formal survey data concerning comparable pay at competitive companies.

As described above under “Independent Compensation Consultants,” in July 2007, the Compensation Committee engaged the executive compensation firm, Aon/Radford to provide data concerning compensation payable to similarly-situated executives in comparable companies in our industry. The Compensation Committee utilized the Radford 2007 High Technology Executive Compensation Survey for high technology companies with revenue between $200 million and $550 million, and the Radford 2007 High Technology Benchmark Compensation Survey for high technology companies with revenue between $200 million and $499.9 million as a comparative framework to define specific peer companies and data sources to be used in the assessment of executive compensation. Public peer data gathered by Radford was supplemented by appropriate survey sources. For executives, the peer companies were chosen based on industry and size (revenue, market capitalization and number of employees), as the primary source, and secondarily based on the broader technology marketplace based on revenues. All cash compensation data was updated to January 1, 2008 by a 4.3% annual update factor to reflect a common effective date per the 2007 Radford Quarterly Survey of Industry Trends, and survey data and proxy data were blended together to form a market consensus.

The Compensation Committee seeks to set the base salary of our executive officers close to the 50th percentile, with target total cash compensation and target equity compensation between the 50th and 75th percentile, depending on the specific position, of the compensation of similarly-situated executives in comparable companies in our industry with whom Trident directly competes in our hiring and retention of executives. Compensation positioning is reviewed in order to assess the pay levels and pay mix of the executive compensation program, while actual executive compensation may be above or below the stated philosophy based upon experience, scope of position and individual performance. Compensation is considered competitive if base salary is within 85% to 115% of the target pay position, total target cash is within 80% to 120% of the target pay position, and target equity grant values are within 70% to 130% of the target position.

For the Compensation Committee’s deliberations of fiscal year 2008 executive compensation, the Compensation Committee reviewed a Radford Benchmark Survey with a benchmark group comprised of the following companies:

•	Actel Corp.

•	AMS Holdings Inc.

•	Cirrus Logic Inc.

•	DSP Group Inc.

•	Genesis Mircochip Inc.

•	Hittite Microwave Corp.

•	Ikanos Communications Inc.

•	Integrated Device Tech Inc.

•	Integrated Silicon Solution

•	Intersil Corp.

•	Microsemi Corp.

•	Mindspeed Technologies Inc.

•	PMC-Sierra Inc.

•	RF Micro Devices Inc.

•	Semtech Corp.

•	Silicon Image Inc.

•	Silicon Laboratories Inc.

•	SIRF Technology Holdings Inc.

•	Smart Modular Technologies (WWH), Inc.

•	Standard Microsystems Corp.

•	Zoran Corp.

It is expected that the general industry peer group may fluctuate from year to year based on the companies that participate in Aon/Radford’s executive survey.

The Compensation Committee determined executive compensation on the basis of this survey data provided by Aon/Radford, and upon recommendations by Mr. Antle, as Acting Chief Executive Officer, and Mr. Chang, as our former President. In July, 2007, the Compensation Committee discussed the annual employee salary review and proposed salary increases, bonus payments and equity awards. The Compensation Committee reviewed the Radford Consulting survey data relating to employee compensation by category of employee and geographic location, together with the annual focal review conducted by the Company and the processes followed by management in determining salary, bonus and equity proposals.

Tally Sheets

When reviewing annual executive compensation, the Compensation Committee has generally reviewed the materials provided by management that detailed the compensation being paid to our executive officers, including benefits payable to executive officers, to see compensation trends and to compare increases or decreases year over year. In connection with their review of executive compensation for fiscal 2008, the Compensation Committee reviewed a set of tally sheets that captures a total compensation and benefits picture of each executive to ensure that compensation decisions are made within a holistic framework. The tally sheet provides a broad perspective that covers the normal annual compensation actions as well as an annualized value of the benefits and perquisites the executives receive. Thus, the value of outstanding equity awards, health and welfare benefits, pension benefits and perquisites is also considered in additional to an historical perspective of the base annual salary and target and achieved bonuses payable to each executive officer.

Elements of Compensation and How Each Element is Chosen

As indicated above, compensation elements for our executive officers are designed to attract and retain individuals with exceptional ability for these key roles in a very competitive market for such talent. Certain elements of compensation serve other important interests. For example, annual incentive pay is designed to motivate the executive officers to attain vital short-term Company goals. Long-term incentive pay in the form of equity awards vesting over a number of years aligns the executive officer interest with that of shareholders in seeing long-term increases in the value of our shares. The main compensation elements for our executive officers (salary, annual incentive, long-term incentive, and other benefits and perquisites) are described in more detail below.

For fiscal 2007, each executive officer’s compensation generally consisted of three elements: (i) base salary, (ii) cash bonus based upon participation in a bonus pool tied to our attainment of pre-established objectives, and (iii) long-term stock-based incentive awards, in the form of stock options designed to align the interests between our executive officers and our shareholders.

At the time of the hiring of any executive officer, initial base salary historically has been negotiated between such officer and the Company. Generally, such negotiations were conducted by our Chief Executive Officer on our behalf. The Compensation Committee generally consults with our Chief Executive Officer on such negotiations and approves the final compensation package. Our Chief Financial Officer negotiated the compensation payable to our Director of Accounting and Chief Accounting Officer, and our Acting Chief Executive Officer negotiated the compensation payable to our Senior Vice President, General Counsel and Corporate Secretary, both of whom were newly hired during fiscal 2007. In connection with the hiring during fiscal 2008 of our Interim Chief Financial Officer and Vice President, Human Resources, our Chief Executive Officer and President, and our General Counsel, engaged in negotiations, after reviewing the terms of the proposed compensation with the Chair of the Compensation Committee; final compensation terms were approved by the full Compensation Committee. Compensation for each of these executive officers was determined based upon available information concerning the competitive packages offered to executives in similar jobs at companies with which we are competitive for personnel, but were not established based upon any formal survey or other comparative data.

The Compensation Committee is responsible for negotiating the initial base salary for any newly-hired Chief Executive Officer, and negotiated the compensation package with Sylvia D. Summers. In anticipation of such negotiations, the Company requested Aon/Radford to provide competitive compensation levels for a newly-hired chief executive officer. Radford used consistent methodology as was used with the other executive positions, and collected both survey and proxy data for a chief executive officer. In addition, Radford supplemented the equity data with a special data cut that provides equity delivery as a percentage of total shares outstanding, using a survey scope for Trident of 30 million to 99.9 million total shares outstanding. Radford provided competitive data at market 50th and 75th percentiles for cash compensation, comprising base salary, target bonus percentage and target total cash compensation, and equity compensation. Equity compensation data included data about new hire equity grants based on ongoing equity value, based on the size of the equity grant as a percentage of total shares outstanding, and based on the number of options granted. Competitive equity value was converted to a number of options based on our stock price and a value determined under the Black Scholes valuation model. In addition to reviewing the competitive data, the Company considered the long-term incentive grants made to other recently hired executive officers, namely our General Counsel and Chief Accounting Officer, to ensure internal equity when determining the appropriate equity grant made to our newly-hired Chief Executive Officer.

In its advice on a competitive compensation package for our newly-hired Chief Executive Officer, Radford also examined industry peer companies to determine competitive terms of employment agreements, agreements relating to payments on severance of employment, and termination as a result of a change in our control. Radford indicated that while there was insufficient data to report exclusively relating to terms of newly-hired chief executive officers, detailed information was provided for one newly hired chief executive officer at a competitive company. Radford further indicated that its contract recommendations for our new Chief Executive Officer reflect competitive peer practices and its historical market experience. The Compensation Committee considered Radford’s recommendations, and adopted most of them in its negotiations with Ms. Summers.

Base Salaries

Each fiscal year, the Compensation Committee, in consultation with the Chief Executive Officer and, beginning in fiscal 2008, the Vice President, Human Resources, reviews the base salaries of the executive officers and determines whether any changes are appropriate for the next fiscal year. During such review, the Compensation Committee takes multiple factors into consideration. When setting compensation for fiscal 2007, the Compensation Committee noted the significant increase in digital media product revenues in fiscal 2006 from fiscal 2005, attributed to continued success of our digital media products comprising predominantly our Super Video Processor family of products in the digital television markets, and the substantial impact that the efforts of our executive officers had in achieving such revenue growth. However, the Compensation Committee also took account of the commencement of our investigation into our historical stock option granting practices and related accounting, adopted recommendations of the Chief Executive Officer for the base salary for each executive officer.

Base salaries of the executive officers are targeted at a competitive market median on a job-by-job basis with individual variations explained by differences in experience, skills and sustained performance. The Compensation Committee generally reviews the executive officers’ salaries on an annual basis or at the time of promotion or a substantial change in responsibilities, and conducted such a review in June and July 2006 for fiscal 2007 compensation, and in July 2007 for fiscal 2008. Adjustment of annual salaries is expected to occur after the annual focal review conducted by the Company and the processes followed by management in determining salary, bonus and equity proposals. For fiscal 2007, the results of such focal review were presented by Mr. Lin; for fiscal 2008 compensation, the results of such review were presented by Mr. Chang, our former President, and in future years, it is expected that such information will be provided by the Chief Executive Officer. In June 2006, the Compensation Committee evaluated the 2006 performance of each of the executive officers, the competitive benchmark information related to each such officer’s compensation and other appropriate factors.

Based on such evaluation, our Former Chief Executive Officer Frank C. Lin, and former executive officers Jung-Herng Chang, John S. Edmunds and Peter Jen received increases in their base salaries for fiscal 2007, receiving $600,000, $350,000, $270,000, and $275,000, respectively (on an annualized basis). Mr. Lin terminated his employment with us effective November 15, 2007, and received no compensation from us for services rendered after that date, other than compensation paid to him for consulting services performed following his termination during the period November 15, 2007 through April 25, 2007, described below under “Executive Employment Agreements.” Mr. Lin was also paid an expense allowance for international housing and hardship as a result of the amount of travel to Shanghai and Taiwan that he was required to do on our behalf; the amount payable as a housing and expense allowance for this purpose was left at the same level for fiscal 2007 as was paid in fiscal 2006. See the disclosure of such payments under “Summary Compensation Table” below for further details.

For fiscal 2008 compensation, the Compensation Committee commissioned a survey to determine the competitive position of our compensation levels, and targeted base salary for each executive officer at the 50th percentile, depending on the specific position, of the compensation of similarly-situated executives in comparable companies in our industry with whom we directly competes in our hiring and retention of executives. As discussed above, the Compensation Committee utilized survey data from Aon/Radford for executive positions in peer companies based on industry and size (revenue, market capitalization and number of employees). After determining such market data for each executive officer’s position, the Compensation Committee considered each individual’s experience, the scope of such individual’s responsibilities and his or her performance in the applicable role Radford found that the majority of our executive officers had base salaries that fell within the market 50th percentile competitive range.

The compensation and equity awards made to our Senior Vice President, General Counsel and Corporate Secretary, and our Director of Accounting and Chief Accounting Officer in fiscal 2007, were determined by the terms of the letter agreement that we entered into with each of them prior to the commencement of their respective employment with us in April 2007 and February 2007, respectively, and therefore no increases were made in their base salaries for fiscal 2008. The compensation and equity awards payable to our newly-hired Chief Executive Officer, Interim Chief Financial Officer and Vice President, Human Resources, were each determined by the terms of the letter agreement that we entered into with each of them prior to the commencement of employment with us.

After reviewing the data described above, in July 2007, the Compensation Committee evaluated the 2007 performance of each of the executive officers, the competitive benchmark information related to each such officer’s compensation and other appropriate factors. Based on such evaluation, the Compensation Committee approved the increases in the compensation packages for fiscal 2008 payable to Mr. Chang, our former President, and Mr. Edmunds, our former Chief Financial Officer. No increase was provided to Mr. Teichmann or Mr. Siu, who continued to be paid in accordance with the terms of the agreements negotiated with us upon their hiring.

In addition, Glen M. Antle served as Acting Chief Executive Officer from November 15, 2007, until October 17, 2007, when we hired Sylvia D. Summers as Chief Executive Officer. He remains Chairman of our Board of Directors. During the period of time he served as Acting Chief Executive Officer, Mr. Antle received no compensation, other than compensation he received for his services as a member of the Board of Directors. (see “Directors’ Compensation” elsewhere in this proxy statement.) However, in October 2007, in order to reward him for the substantial time and effort spent as Acting Chief Executive Officer over and above his duties as Chairman of the Board of Directors, the Compensation Committee approved the payment to Mr. Antle of the sum of $125,000 and the grant of a restricted stock award of 9,000 shares of our common stock, which shares will vest one year from the grant date, for his services as Acting Chief Executive Officer,.

Annual Incentive Compensation

Executive officers are eligible for incentive compensation annually under our non-shareholder-approved Executive Bonus Plan. Within this plan, the Compensation Committee establishes annual incentive compensation that is based upon target awards expressed as a percentage of each executive’s base salary. Payments under the Executive Bonus Plan are determined based upon Company performance against pre-established financial targets.

The Compensation Committee targets total cash based upon performance at the 50th to 75th percentile, depending on the specific position, of the compensation of similarly-situated executives in comparable companies in our industry with whom Trident directly competes in our hiring and retention of executives

2007 Executive Bonus Plan

On July 25, 2006, the Compensation Committee approved the terms of our fiscal 2007 Executive Bonus Plan (the “2007 Bonus Plan”). The 2007 Bonus Plan again provided for the payment of cash bonuses based upon target operating income and target revenue objectives. The Compensation Committee determined to increase the size of the targeted bonuses payable to executive officers from those set for fiscal 2006 under the Bonus Plan, in order to reward management for its performance and to continue to incent high performance. Given the revenue and operating growth achieved by the Company, and the expectations for such growth in fiscal 2007, the Compensation Committee wanted to provide incentives to the executive officers to continue to achieve growth beyond plan, reward them for such growth if it is achieved, yet put compensation at risk, so that the interests of the executive officers are aligned with the stockholders, if revenue growth targets are not achieved.

Therefore, for fiscal 2007, the annual incentive award targets for the executive officers ranged from 20% to 100% of base salary, depending on the officer’s position. However, the Committee agreed that the form and structure of the bonus plan would otherwise remain unchanged in fiscal 2007 from that approved for fiscal 2006. Accordingly, the Compensation Committee approved the fiscal 2007 Bonus Plan for executive officers in form, terms and provisions identical to the Bonus Plan approved for fiscal 2006, but with increased target bonuses for fiscal 2007, based upon a percentage of salary ranging from 50% for Mr. Jen, our former Senior Vice President, Asia Operations and Chief Administrative Officer, to 100% of base salary to Mr. Lin, our former Chief Executive Officer. In addition, pursuant to the terms of their offer letters, Mr. David L. Teichmann and Mr. Chris P. Siu were eligible to receive target bonuses of 75% of base salary and 20% of base salary, respectively, prorated for actual time employed, other than Mr. Teichmann.

For purposes of calculating payments under the 2007 Bonus Plan, we achieved 107.4% of the operating income target, and 105.2% of the revenue target, based on our operating income and revenue for fiscal 2007. Accordingly, 110% of the target bonus was actually earned by the executive officers under the 2007 Bonus Plan, other than by Mr. Teichmann. Pursuant to the terms of his offer letter, Mr. Teichmann was guaranteed payment of an incentive bonus in the amount of no less than $60,000 for the period from his employment start date through June 30, 2007, payable on or before July 31, 2007.

Because our former Chief Executive Officer, Mr. Lin, resigned effective as of November 15, 2006, and Peter Jen’s employment was terminated prior to the fiscal year end, neither Mr. Lin nor Mr. Jen earned any amounts under the 2007 Bonus Plan.

Accordingly, the Compensation Committee approved the following bonuses payable to executive officers for fiscal 2007:

Name	Fiscal 2007 Bonus

David L. Teichmann	$60,000
Former Officers:
Frank C. Lin	0
Peter Jen	0
Jung-Herng Chang	$347,068
John S. Edmunds	$223,115

In fiscal 2007, Mr. Siu did not participate in the Executive Bonus Plan and instead was paid a bonus based on an evaluation of his performance by and recommendation of our Chief Financial Officer.

2008 Executive Bonus Plan

The Compensation Committee noted that, based on the data provided by Aon/Radford described above, our short-term incentive targets approximate the market 75th percentile for many of our executives. Our more senior executives are more highly leveraged than the market, reflecting our desire to put more compensation at risk for more senior executive officers. The Compensation Committee has established the following as the target bonus amounts for fiscal 2008 for our named executive officers:

Name	Target Bonus

Sylvia D. Summers	100% of base salary
David L. Teichmann	75% of base salary
Pete J. Mangan	40% of base salary

Negotiated Sign-On Bonuses

In addition to the various cash bonus plans described above, the Compensation Committee, in consultation with the Chief Executive Officer, may agree to grant a sign-on bonus during hiring negotiations with certain executive officers. The Compensation Committee grants such sign-on bonuses as it deems appropriate to attract high quality executives to serve the Company.

For example, in fiscal year 2007, pursuant to the offer letter negotiated between the Company and Mr. Siu, our Director of Accounting and Chief Accounting Officer, we paid to Mr. Siu a cash sign-on bonus in the amount of $10,000, upon his commencement of employment. If Mr. Siu terminates his employment with us within two years, he agrees to repay the bonus. In addition, pursuant to the offer letter negotiated between the Company and Mr. Teichmann, our Senior Vice President, General Counsel, and Corporate Secretary, we paid to Mr. Teichmann a cash sign-on bonus in the amount of $50,000 upon his commencement of employment. In the event that prior to the first anniversary date of his employment start date he should voluntarily terminate his employment with us other than for Good Reason (as defined in the offer letter), he agreed that we may require him to repay a pro rata share of the sign-on Bonus (calculated as $50,000.00 multiplied by the number of days remaining in the first year divided by 365) within thirty (30) days following the effective date of his voluntary termination of employment.

Extraordinary Bonuses

In addition to the Executive Bonus Plan described above, the Board of Directors or the Compensation Committee may agree to grant a bonus to specific employees, including the executive officers, in recognition of extraordinary service to Trident. The Board grants such extraordinary bonuses as it deems appropriate to retain high quality executives to serve as Trident employees.

For example, on July 24, 2007, the Compensation Committee approved the following special bonuses payable to executive officers for fiscal 2007:

Name	Bonus Amount

Jung-Herng Chang, former President	$150,000
John S. Edmunds, former Chief Financial Officer	$100,000

These special bonuses are separate from and in addition to the fiscal 2007 bonuses payable under the terms of our Executive Bonus Plan, the amount of which were determined in accordance with the parameters of such plan as previously approved and disclosed. These special bonuses are payable, in the case of our former President, for his demonstrated leadership during the past fiscal year, and in fulfilling many of the duties previously performed by Trident’s former chief executive officer, and in the case of our former Chief Financial Officer, in recognition of the extraordinary amount of additional work required in connection with the Special Committee investigation into Trident’s historical stock option practices, and the preparation of Trident’s restatement of its prior period financial statements.

Equity Compensation Awards

Equity compensation has traditionally been an important element of our executive compensation program, aligning the interests of our executives with those of our stockholders. Because the value of the equity awards will increase only when the Company performs and increases stockholder value, the grant of such equity awards provides long-term incentives to the recipients thereof, including our executive officers. These awards not only serve to align the executives’ interests with those of the stockholders over an extended period of time, but because they also generally are subject to vesting in connection with continued service to us over a specified period of time, these awards serve as an additional retention mechanism. The Compensation Committee believes that both of these elements are important factors in executive compensation.

2006 Equity Incentive Plan

Prior to fiscal 2007, our equity incentive plans generally allowed for the grant of stock options only. The 2006 Equity Incentive Plan (the “2006 Plan”) was adopted by our Board of Directors on April 20, 2006, and approved by stockholders on May 25, 2006, in order to allow us greater flexibility in the awards that we grant.

We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees of the highest caliber. One of the tools our Board of Directors regards as essential in addressing these human resource challenges is a competitive equity incentive program. However, we were constrained under our prior benefit plans in the types of incentives we were able to offer. Attracting and retaining talented people, particularly in the Far East, is critical to our ability to continue to succeed in the digital media business. At the time that we adopted the 2006 Plan, many of the stock options that we had granted to employees had vested, dissipating much of their previous retention value and potentially making many of our key employees vulnerable to the recruiting efforts of our competitors, necessitating new awards. The Board of Directors, and the Compensation Committee, both believe it of paramount importance that our employee stock incentive program provide us with a range of incentive tools and sufficient flexibility to permit us to award equity incentives in ways that will make the most effective use of the shares our stockholders authorize for incentive purposes. Accordingly, in 2006 the Board of Directors proposed a new incentive plan that authorizes the grant of restricted stock and other types of equity awards, as well as stock options, in order to supplement and ultimately replace the long-term incentives currently available to us. We intend to use these incentives to attract new key employees and continue to retain existing key employees for our longer-term benefit and in the interests of our stockholders.

In addition, as a result of our adoption of the revised principles governing the accounting treatment of share-based payments, we are now required to record compensation expense in our financial statements for stock options granted to employees, as well as for other types of equity-based incentives that may be provided to employees under the 2006 Plan. Our Compensation Committee believes that, as a result of these accounting changes, other forms of equity compensation will become more prevalent in the future and further believes that we should have compensation alternatives that minimize the expense of those equity-based incentives, minimize the dilution of stockholders’ ownership and voting power in Trident, or that provide a form of incentive that may previously have been desirable but would have resulted in disadvantageous accounting treatment compared to traditional stock options.

The 2006 Plan approved by our stockholders provides a number of alternatives to stock options. In addition to stock options, the 2006 Plan also authorizes the grant to employees and consultants of stock appreciation rights, restricted stock and restricted stock unit awards, performance share and performance unit awards, deferred compensation awards and other stock-based or cash-based awards. Furthermore, the 2006 Plan authorizes the grant, within maximum shares limits specified by the plan, of awards of stock options, stock appreciation rights, restricted stock and restricted stock units to non-employee directors on a periodic, nondiscriminatory basis. We believe that the ability to grant incentive awards other than stock options will be an important component of compensation for our company in the future. The 2006 Plan authorizes the issuance of 4,350,000 shares.

New Hire Grants

Generally, we grant equity awards to our new employees, including our executive officers, in connection with the start of their employment. At the time of the hiring of any executive officer, equity compensation generally is negotiated between such officer and the Company. Generally, such negotiations are conducted by our Chief

Executive Officer on behalf of the Company. The Compensation Committee generally consults with our Chief Executive Officer on such negotiations and approves such negotiated equity compensation for newly-hired executive officers. Our Chief Financial Officer negotiated the equity compensation payable to our Director of Accounting and Chief Accounting Officer, and our Acting Chief Executive Officer negotiated the equity compensation to our newly-hired Senior Vice President, General Counsel and Corporate Secretary, both of whom were newly hired during fiscal 2007. Such compensation was determined based upon available information concerning the competitive packages offered to executives in similar jobs at companies with which we are competitive for personnel, but were not established based upon any formal survey or other comparative data. In addition, we took into account the remedial measures adopted by the Board of Directors in connection with our investigation into our historical stock option granting practices and related accounting, under which we agreed to strengthen our accounting staff, and add human resources and legal functions. Accordingly, reflected in the compensation payable to each of these individuals, including the equity compensation, is a recognition of our need to add senior, high quality, experienced individuals in each of these roles, even at the cost of higher compensation levels.

Historically, the Compensation Committee has attempted to negotiate equity compensation for any newly-hired or promoted executive officers between the 50th and 75th percentile, depending on the specific position, of the equity compensation of similarly-situated executives in comparable companies in our industry with whom we directly compete in our hiring and retention of executives (see “Peer Group Selection and Benchmarking,” above). In addition, the Compensation Committee often adjusts such initial equity compensation grants as deemed appropriate to attract or retain specific candidates based on their experience, knowledge, skills and education and the Company’s needs.

Historically, all new-hire grants were grants of stock options. New-hire stock options granted to executive officers generally vest as follows: one-fourth vests one year after the officer’s employment start date, and the remaining shares vest annually over the following three years in equal annual installments on the anniversary of the date of grant, subject to the officer’s continued employment with us. However, the Board or the Compensation Committee has approved certain exceptions to such vesting schedules for new-hire and promotional stock option grants in the past, including accelerated vesting under certain circumstances, and beginning in fiscal 2007, made new-hire awards of restricted stock in addition to grants of stock options. The Compensation Committee expects that future new-hire awards to newly-hired executive officers will consist of both grants of stock options and awards of restricted stock. The Compensation Committee believes that awards of restricted stock represent a good incentive tool to attract and retain executive officers, while the grant of stock options fully align the interests of executive officers with those of our stockholders, by matching the value of the award with an increase in the stock price of our common stock.

Annual Merit Grants

We have typically granted each executive officer an additional stock option grant on an annual basis, with the goal of providing continued incentives to retain strong executives and improve corporate performance. Beginning with fiscal 2008, at least a portion of such annual retention grant is comprised of an award of restricted stock. Our executives generally receive such annual stock option grants, and beginning in fiscal 2008, annual awards of restricted stock, concurrently with our rank-and-file employees at the time of our annual merit-based stock option grant considerations. Each fiscal year at this time, the Compensation Committee, in consultation with the Chief Executive Officer and, for fiscal 2007, the President and the Vice President, Human Resources, reviews the equity compensation of the executive officers and determines whether any changes are appropriate. During such review, the Compensation Committee takes multiple factors into consideration. For fiscal 2007, no equity grants were made, due to the ongoing investigation into our historical stock option granting practices and related accounting.

For fiscal 2008, the Compensation Committee targeted the equity compensation for each executive officer between the 50th and 75th percentile, depending on the specific position, of the compensation of similarly-situated executives in comparable companies in our industry with whom we competes in our hiring and retention of executives. As discussed above, the Compensation Committee utilized the benchmark survey data provided by Aon/Radford. After determining such market data for each executive officer’s position, we determined that the most recent equity grant values, representing fiscal 2006 equity grants for our executive officers, other than those hired in fiscal 2007, for whom the value represents fiscal 2007 equity grants for new hires, are above the market

75th percentile for many executives. However, the Compensation Committee considered each individual’s experience, the scope of such individual’s responsibilities, his or her performance in the applicable role, and his or her expected future contribution to the Company’s goals and stockholder value, in deciding to make additional grants for fiscal 2008. With respect to merit grants made for fiscal year 2008, the Compensation Committee also considered that no grants had been made for fiscal 2007, and increased the sizes of the grants for the executive officers for fiscal year 2008 to account for such two-year period; provided, however, that no additional grants were made to our General Counsel or our Chief Accounting Officer due to their recent receipt of new-hire option grants. Accordingly, the Compensation Committee noted that the restricted stock awards made in July 2007 are designed to represent the grants that would have been made following fiscal 2006, and the stock option grants represent the awards following fiscal 2007 performance.

The Compensation Committee expects that future merit awards will be comprised of both stock option grants and awards of restricted stock. The Compensation Committee believes that the grant of restricted stock may have a retention value greater than merit-based stock option grants, as there is value in the restricted stock grant even if the price of our common stock does not increase. Merit based annual stock option grants or restricted stock awards made to executive officers generally vest annually over the four years following the date of grant in equal installments on the anniversary of the date of grant, subject to the officer’s continued employment with us. However, the Board or the Compensation Committee has approved certain exceptions to such vesting schedules in the past, including accelerated vesting under certain circumstances. For example, see “Executive Employment Agreements” and “Potential Payments upon Termination or Change in Control” below.

Award Granting Procedures

In connection with our investigation into our historical stock option granting practices, our Board of Directors adopted new processes with regard to grants of equity compensation awards to members of our Board of Directors, officers, and employees, as follows:

•	All grants of awards to newly-hired employees hires are made by the Compensation Committee or the Board of Directors at regularly scheduled quarterly meetings, unless the Board of Directors or the Compensation Committee determine that unusual circumstances, such as in the case of retention of an executive officer or directors, call for consideration of the grant of awards other than at a regular quarterly Board or Compensation Committee meeting.

•	Consideration of and action with respect to awards takes place at meetings, and generally not by unanimous written consent.

•	All stock options and stock appreciation rights approved for grant at a regular Board or Compensation Committee meeting are granted effective as of a date which is the later of (i) the second trading day following our public announcement of our financial results for the preceding quarter or (ii) the date of the meeting, unless we anticipate public announcement of material information other than concerning quarterly earnings, in which case the grant date may be deferred until the second trading day after such release. The exercise price of all options and stock appreciation rights granted at regular quarterly meetings is the closing price of our common stock on the date of grant.

•	Upon the recommendation of management, awards granted to our new employees at a regular quarterly meeting of the Board of Directors or the Compensation Committee may have vesting dates that give the optionee credit for the period from his or her date of employment to the date of grant.

•	All references to awards in offer letters or other communications with prospective employees or other service providers will state that the proposed award will be recommended by management but will be subject to approval by the Board of Directors or the Compensation Committee.

These new processes were adopted by the Board in November 2006, and are designed to ensure that we continue to employ best practices and procedures with respect to equity compensation awards. In July, 2007, the Compensation Committee adopted revised procedures covering the grant of awards to newly-hired employees who are not, or not expected to become, executive officers, by establishing a Stock Option Committee to make equity awards to newly-hired employees pursuant to pre-established parameters. Our General Counsel and Chief Financial Officer were appointed as members.

In addition, we monitor the number of shares that we are utilizing for all of our equity compensation programs, including new hire grants, promotional grants and annual merit grants, in order to prudently manage stock option expense and potential dilution of stockholder ownership. The Compensation Committee utilizes the Aon/Radford industry stock option burn rate benchmark data to budget our total annual stock option pool. In compliance with industry best practices and guidance from Institutional Shareholder Services (ISS), the Compensation Committee will annually re-assess what the cap shall be for the next fiscal year. Our dilution rate is measured as a gross number of equity awards in a given year, expressed as a percentage of the outstanding Common Stock at the end of each fiscal year.

For fiscal 2008, the Compensation Committee is working with our compensation consultant, Aon/Radford, to reassess the process for determining the size and frequency of our equity grants to our executives.

Market Timing of Equity Awards.

The Compensation Committee does not engage in any “market timing” of equity awards made to the executive officers or other award recipients. As discussed earlier, annual equity awards granted to existing executive officers and employees are made in connection with an annual employee review process that occurs at a predetermined time each year, typically in July. The annual equity awards are made during an open trading window following the public release of our financial results for a completed fiscal period. Accordingly, there is no established practice of timing our awards in advance of the release of favorable financial results or adjusting the award date in connection with the release of unfavorable financial developments affecting our business. Equity awards for newly-hired employees, including newly-hired executive officers, are normally made within one month, after the employee’s actual commencement of employment. Under our current practice, equity awards for all officers are made by the Compensation Committee and equity awards for other eligible individuals are made by the Stock Option Committee. It is our intent that all stock option grants, whether made by the Compensation Committee or the Stock Option Committee, have an exercise price per share equal to the closing selling price per share on the grant date.

Stock Ownership Guidelines

At present, we do not have any equity or security ownership requirements for our executive officers, other than our newly-hired Chief Executive Officer. During her employment, Ms. Summers agrees to a guideline of maintaining beneficial ownership of no less than the number of shares of Trident common stock that has a value equal to four times her annual base salary, to be achieved by no later than the fourth anniversary of her employment start date.

To encourage directors to have a direct and material cash investment in shares of our common stock, the Board of Directors adopted stock ownership guidelines in July, 2007, which requires directors who are not employees to acquire and maintain a minimum of $105,000 in value of shares of our common stock during the three year term of their service on the Board. Board members in place as of the date on which this Policy is adopted shall purchase the number of shares of common stock necessary to bring their equity interest in us to the $105,000 level on or before three years from July 2007. Future members of the Board of Directors shall have a period of three years from the date on which their service begins in which to attain the required ownership level. The value of the shares held by members of the Board of Directors shall be determined upon the greater of the aggregate purchase price paid for such shares or the current market price. Ownership shall be computed in terms of shares of our common stock owned outright, without taking into account the value of stock options or other securities convertible into shares of our common stock.

Internal Pay Equity

In determining the size of equity awards made to our Chief Executive Officer and our other executive officers, the committee is mindful of internal pay equity considerations. Since the equity component represents such a substantial portion of each executive officer’s total direct compensation, the committee expects to continue to grant future equity awards to executive officers with internal equity in mind so that a fair and equitable ratio is maintained between the total direct compensation of our Chief Executive Officer and that of each of our other executive officers.

Change in Control and Severance Agreements

The named executive officers are employed at-will. However, from time to time, we implement plans or enter into agreements that would provide certain benefits payable to certain employees, including in some cases certain executive officers, in connection with the termination of employment, a change in control of Trident or other situations. The Compensation Committee considers such plans, agreements and benefits in order to be competitive in the hiring and retention of employees, including executive officers, in comparison with comparable companies with which we compete for talent. In addition, these benefits are intended to retain our officers during the pendency of a proposed change in control transaction and align the interests of our officers with our stockholders in the event of a change in control. We believe that proposed or actual change in control transactions can adversely impact the morale of officers and create uncertainty regarding their continued employment. Without these benefits, officers may be tempted to leave the Company prior to the closing of the change in control, especially if they do not wish to remain with the entity after the transaction closes, and any such departures could jeopardize the consummation of the transaction or our interests if the transaction does not close and we remain independent. The Compensation Committee believes that these benefits therefore serve to enhance stockholder value in the transaction, and align the officers’ interest with those of our stockholders in change in control transactions.

In January 2008, the Compensation Committee approved the adoption of a new change in control policy, which provides that executive officers and key employees designated by the Compensation Committee will be entitled to specified compensation and benefits if, within a “Change in Control Period,” the participant’s employment is terminated without “Cause” or the participant resigns for “Good Reason.”

All such agreements with the named executive officers, including the newly-adopted change in control plan, are described under “Executive Employment Agreements” elsewhere in this proxy statement. The potential payments that each of the named executive officers would have received if a change in control or termination of employment would have occurred on July 1, 2007 are set forth under the section titled “Potential Payments upon Termination or Change in Control” elsewhere in this proxy statement.

Other Benefits

We provide other customary benefits that are comprehensive and apply uniformly to all of our employees, including our executive officers. The purpose of this element of compensation is to provide assurance of financial support in the event of illness or injury, encourage retirement savings and encourage additional equity ownership by our employees.

Our employee benefits program includes medical, dental, prescription drug, Medical Flexible Spending contribution, vision care, disability insurance, life insurance benefits, business travel insurance, 401(k) savings plan with employer match, educational assistance, employee assistance program and holidays, and a vacation allowance. We do not provide a defined benefit retirement pension plan, or the use of company vehicles to our executive officers, although we provide a phone and car allowance of up to $15,000.00 per year to some of our executive officers, and supplemental life insurance that pays executive officers up to $3,000,000. We believe that these benefits are standard for executive officers at comparable companies with whom we compete for personnel.

Tax Considerations

The Compensation Committee has considered the provisions of Section 162(m) of the Internal Revenue Code and related Treasury Department regulations, which restrict deductibility of executive compensation paid to our Chief Executive Officer and each of our three other most highly compensated executive officers (other than the Chief Financial Officer) holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under the statute or regulations. Income from options granted under our stockholder-approved stock option plan would generally qualify for an exemption from these restrictions so long as the options are granted by a committee whose members are “outside directors” (as defined by Section 162(m)) and have an exercise price no less than the fair market value of the shares on the date of grant. We expect that the Compensation Committee will continue to be comprised solely of outside directors, and that any options granted to our executive officers will be approved by the Compensation Committee. The Compensation Committee does not believe that in general other components of our compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future, and therefore concluded that no further action with respect to qualifying such compensation for deductibility was necessary at this time. In the future, the Compensation Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility of such compensation. The Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws as practicable.

Summary Compensation Table

The following table sets forth information concerning the compensation earned during the fiscal years ended June 30, 2007, and June 30, 2006 by our Chief Executive Officer, our former Chief Executive Officer, our former Chief Financial Officer, and our other most highly-compensated executive officers:

2007 SUMMARY COMPENSATION TABLE

							Non-Equity
					Stock	Option	Incentive Plan	All Other
Name and Principal		Salary	Bonus		Awards	Awards	Compensation	Compensation		Total
Position	Year	($)(1)	($)(2)		($)(3)	($)(4)	($)(5)	($)		($)

Glen M. Antle(6)	2007	—	—		—	—	—	—		—
Acting Chief Executive Officer	2006	—	—		—	—	—	—		—
David L. Teichmann(7)	2007	$71,250	$50,000	(8)	$21,740	$75,859	$60,000	$4,000	(9)	$282,849
Senior Vice President, General Counsel and Corporate Secretary
Chris P. Siu(10)	2007	$59,318	$10,000	(8)	$28,144	$24,616	$20,000	$866	(11)	$142,944
Director of Accounting and Chief Accounting Officer
Former Officers:
Frank C. Lin(12)	2007	$225,000	—		—	$2,005,440	—	$695,992	(13)	$2,926,432
Former Chairman and Chief Executive Officer	2006	$575,000	—		—	$1,965,350	$607,491	$619,622	(14)	$3,767,463
Peter Jen (15)	2007	$229,166	—		—	$480,412	—	$66,101	(16)	$775,679
Former Senior Vice President, Asia Operations and Chief Administrative Officer	2006	$268,000	—		—	$215,814	$151,044	$64,318	(17)	$699,176
John S. Edmunds(18)	2007	$270,000	$100,000	(19)	—	$690,074	$223,115	$19,640	(20)	$1,302,829
Former Chief Financial Officer	2006	$250,000	—		—	$670,029	$211,301	$12,515	(21)	$1,143,845
Jung-Herng Chang(22)	2007	$350,000	$150,000	(19)	—	$532,004	$347,068	$26,214	(23)	$1,405,286
Former President	2006	$330,000	$66,888	(24)	—	$499,932	$302,161	$49,264	(25)	$1,248,245

(1)	Includes amounts (if any) deferred at the named executive officer’s option under Trident’s 401(k) plan.

(2)	Performance-based bonuses are generally paid under our Executive Bonus Plan and reported as Non-Equity Incentive Plan Compensation. Except as otherwise noted, amounts reported as Bonus represent discretionary bonuses awarded by the Compensation Committee in addition to the amount (if any) earned under the Executive Bonus Plan.

(3)	The amounts shown are the compensation costs recognized in our financial statements for 2006 related to shares of restricted stock awarded to the executive officer in 2007, to the extent we recognized compensation cost in 2007 for such awards in accordance with the provisions of SFAS 123R, excluding the impact of estimated forfeitures related to service-based vesting conditions. The fair values of the shares of restricted stock awarded were calculated based on the fair market value of our common stock on the respective grant dates.

(4)	The amounts shown are the compensation costs recognized in our financial statements for fiscal 2006 and fiscal 2007 related to grants of stock options to each named executive officer in fiscal 2006 and fiscal 2007 and prior years, to the extent we recognized compensation cost in fiscal 2006 or fiscal 2007 for such awards in accordance with the provisions of SFAS 123R, excluding the impact of estimated forfeitures related to service-based vesting conditions. For a discussion of valuation assumptions used in the SFAS 123R calculations, see Note 1 of Notes to Consolidated Financial Statements, “Description of Business and Summary of Significant Accounting Policies — Stock-Based Compensation” and Note 9, “Employee Stock Plans — Equity Incentive Plans,” included in Part IV, Item 15 of our Annual Report on Form 10-K for the year ended June 30, 2007. The following table shows the portion of the overall amount of the compensation cost in 2007 attributable to each award:

			Shares
			Underlying
			Options with
			Fiscal 2007	Compensation
	Option	Exercise	Compensation	Cost in
Named Executive Officer	Grant Date	Price	Cost	Fiscal 2007

Glen M. Antle	—	—	—	—
David L. Teichmann	05/10/2007	—	30,000	$21,740
	05/10/2007	$20.22	19,780	$7,502
	05/10/2007	$20.22	180,220	$68,357
Chris P. Siu	02/20/2007	—	15,000	$28,144
	02/20/2007	$20.87	25,000	$24,616
Former Officers:
Frank C. Lin	07/26/2005	$13.99	200,000	$562,803
	08/28/2003	$0.785	707,200	$1,442,637
Peter Jen	07/26/2005	$13.99	80,000	$225,121
	08/28/2003	$0.785	33,800	$6,729
	09/21/2002	$1.02665	90,000	$50,190
	07/28/2001	$1.46335	150,000	$80,762
	12/20/2000	$1.4375	150,000	$80,933
	10/27/1999	$2.58335	75,000	$36,677
John S. Edmunds	06/14/2004	$6.885	58,000	$56,819
	06/14/2004	$6.885	242,000	$237,073
	06/14/2004	$0.785	52,000	$63,319
	01/01/2005	$0.785	28,000	$51,461
	07/26/2005	$13.99	100,000	$281,401
Jung-Herng Chang	07/26/2005	$13.99	160,000	$450,242
	08/28/2003	$0.785	494,000	$81,762

Each of the listed options vests and becomes exercisable in four successive annual installments upon the executive’s completion of each year of service over the four-year service period measured from the grant date and has a maximum term of ten years. Options granted to Mr. Teichmann vest at the rate of 25% on the anniversary of the commencement of his employment with the remaining vesting at the rate of 1/48th per month over the thirty-six months following the first anniversary of his commencement of employment.

(5)	We award bonuses pursuant to an annual Executive Bonus Plan, which provides for the award of annual cash bonuses based upon threshold, target and maximum payout amounts set by the Board of Directors at the beginning of each fiscal year. See “Compensation Discussion and Analysis — Elements of Compensation and How Each Element is Chosen, Annual Incentive Compensation.” The actual amount paid to each named executive officer for the fiscal years ended June 30, 2006 and June 30, 2007 is set forth in the Summary Compensation Table under the heading, “Non-Equity Incentive Plan Compensation.” A description of the terms of the Executive Bonus Plan is set forth below under “Grants of Plan-Based Awards” and in the Compensation Discussion and Analysis, above. In fiscal 2007, Mr. Siu did not participate in the Executive

Bonus Plan and instead was paid a bonus based on an evaluation of his performance by our Chief Financial Officer.

(6)	Mr. Antle was appointed Acting Chief Executive Officer on November 15, 2006. He resigned as Acting Chief Executive Officer as of October 17, 2007, upon the appointment of Sylvia D. Summers as Chief Executive Officer. Mr. Antle was not paid a salary as Acting Chief Executive Officer. Mr. Antle remains Chairman of our Board of Directors. Information concerning the compensation payable to Mr. Antle as a member of our Board of Directors is set forth below under “Compensation of Directors.”

(7)	Mr. Teichmann joined as General Counsel, Vice President of Human Resources and Corporate Secretary on April 2, 2007, and became Senior Vice President, General Counsel and Corporate Secretary in January 2008, upon the hiring of Dr. Donna Hamlin as Vice President, Human Resources.

(8)	Represents a sign-on bonus of $50,000 paid to Mr. Teichmann upon his joining Trident as General Counsel, Vice President of Human Resources and Corporate Secretary, and a sign-on bonus of $10,000 paid to Mr. Siu upon his commencement of employment as Chief Accounting Officer and Director of Finance.

(9)	Consists of $2,500 for car allowance and $1,500 of matching contributions to the Trident Microsystems, Inc. 401(k) Plan.

(10)	Mr. Siu joined as Chief Accounting Officer and Director of Finance on February 5, 2007, and became Director of Accounting and Chief Accounting Officer in January 2008.

(11)	Consists of matching contributions to the Trident Microsystems, Inc. 401(k) Plan.

(12)	Mr. Lin resigned his employment effective November 15, 2006.

(13)	Consists of $126,918 for payment of accrued paid time off, $45,737 for housing allowance and $152,457 for living allowance, in connection with Mr. Lin’s travel to our subsidiaries in China and Taiwan, and $18,878 for supplemental medial healthcare reimbursement. In addition, we paid consulting fees of $352,000 to Mr. Lin for services performed for us following his termination of employment at the rate of $500 per hour, together with reimbursement of business expenses he incurred on our behalf. We retained Mr. Lin’s consulting services from the date of his termination of employment, through April 2007. We are also providing payments to cover COBRA benefits to Mr. Lin and his family for a period of three years following his termination.

(14)	Consists of $96,751 for payment of accrued paid time off, $118,917 for housing allowance and $381,144 for living allowance, in connection with Mr. Lin’s travel to our subsidiaries in China and Taiwan, $3,895 for supplemental medical healthcare reimbursement, $16,290 for term life insurance premiums, and $2,625 of matching contributions to the Trident Microsystems, Inc. 401(k) Plan.

(15)	Mr. Jen ceased acting as Chief Accounting Officer on December 3, 2006, and his employment was terminated on April 30, 2007.

(16)	Consists of $58,170 for payment of accrued paid time off, $431 for supplemental medical healthcare reimbursement, and $7,500 for car allowance.

(17)	Consists of $41,229 for payment of accrued paid time off, $9,000 for car allowance, $4,294 for supplemental medical healthcare reimbursement, $7,170 for term life insurance premiums, and $2,625 of matching contributions to the Trident Microsystems, Inc. 401(k) Plan.

(18)	Mr. Edmunds resigned his employment effective January 11, 2008.

(19)	Represents a discretionary bonus paid in recognition of the work performed in connection with the independent investigation into our historical stock options, the filing of restated financial statements, and the adoption of remedial measures, resulting in our becoming current in our filing obligations with the Securities and Exchange Commission.

(20)	Consists of $12,000 for car allowance, $4,890 for term life insurance premiums, and $2,750 of matching contributions to the Trident Microsystems, Inc. 401(k) Plan.

(21)	Consists of $5,000 for car allowance, $4,890 for term life insurance premiums, and $2,625 of matching contributions to the Trident Microsystems, Inc. 401(k) Plan.

(22)	Mr. Chang resigned his employment effective February 26, 2008.

(23)	Consists of $14,400 for car allowance, $6,214 in supplemental medical healthcare reimbursement, $2,850 for term life insurance premiums, and $2,750 of matching contributions to the Trident Microsystems, Inc. 401(k) Plan.

(24)	Consists of year end bonus paid by Trident Technologies, Inc.

(25)	Consists of $24,431 for payment of accrued paid time out, $14,400 for car allowance, $4,958 in supplemental medical healthcare reimbursement, $2,850 for term life insurance premiums, and $2,625 of matching contributions to the Trident Microsystems, Inc. 401(k) Plan.

Grants of Plan-Based Awards

The following table sets forth certain information with respect to stock and option awards granted during the fiscal year ended June 30, 2007 to our named executive officers:

2007 GRANTS OF PLAN-BASED AWARDS

					All
					Other	All Other
					Stock	Option
					Awards:	Awards:	Exercise	Grant Date
		Estimated Future Payouts Under			Number	Number of	or Base	Fair Value
		Non-Equity Incentive Plan Awards			of Shares	Securities	Price of	of Stock
		(1)(2)			of Stock	Underlying	Option	and Option
	Grant	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)(3)	(#)(4)	($)	($)(5)

Glen M. Antle	—	—	—	—	—	—	—	—
David L Teichmann(6)	05/10/2007	0	$213,750	$570,000	30,000	200,000	$20.22	$2,723,220
Chris P. Siu(7)	02/20/2007	—	—	—	15,000	25,000	$20.87	$586,860
Former Officers:
Frank C. Lin(8)	—	0	$600,000	$1,200,000	—	—	—	—
Peter Jen(9)	—	0	$137,500	$550,000	—	—	—	—
John S. Edmunds(10)	—	0	$202,500	$540,000	—	—	—	—
Jung-Herng Chang(11)	—	0	$315,000	$700,000	—	—	—	—

(1)	We award bonuses pursuant to an annual Executive Bonus Plan, which provides for the award of annual cash bonuses based upon threshold, target and maximum payout amounts set by the Board of Directors at the beginning of each fiscal year. See “Compensation Discussion and Analysis — Elements of Compensation and How Each Element is Chosen, Annual Incentive Compensation.” The actual amount paid to each named executive officer for the fiscal year ended June 30, 2006 is set forth in the Summary Compensation Table under the heading, “Non-Equity Incentive Plan Compensation.” Under the Executive Bonus Plan, cash bonuses are paid to executive officers based upon our revenue and operating income before taxes for the fiscal year. The performance of executive officers is measured against established revenue and operating income targets, in accordance with the operating plan approved by the Board of Directors. A portion of the bonus is based upon achievement of operating income targets and a portion is based upon achievement of revenue targets. Achievement of target for each measure represents a performance score of 100%; any increases above or decreases below the target measure results in a increase or decrease, as applicable, in the performance score. The bonus payable at other hit rates scale up or down linearly based upon a formula whereby the total bonus payable is equal to the percentage of operating income target multiplied by the percentage of the revenue target multiplied by the target bonus. Operating income is defined as operating income before taxes. The total bonus payable to each executive officer under the Executive Bonus Plan shall not exceed two times such officer’s annual base salary, and the maximum amount payable is 200% of such target amount. In fiscal 2007, Mr. Siu did not participate in the Executive Bonus Plan and instead was paid a bonus based on an evaluation of his performance and recommendation of our Chief Financial Officer.

(2)	The threshold amounts included in the table above reflect the minimum payment level under the Executive Bonus Plan; however the Executive Bonus Plan does not have a minimum threshold that has to be reached before payments are triggered. Under the Executive Bonus Plan for fiscal 2007, the target bonus for Mr. Lin was 75% of base salary, for Mr. Chang 90% of base salary, for Mr. Edmunds, 75% of base salary and for

Mr. Teichmann 75% of base salary. In addition, pursuant to the terms of his offer letter, Mr. Teichmann was guaranteed payment of an incentive bonus in the amount of no less than $60,000 for the period from his start date through June 30, 2007. The amounts listed for Mr. Teichmann reflects the total amount that could have been earned had he been employed for the full year; Mr. Teichmann joined us in April 2007.

(3)	These amounts relate to shares of restricted stock granted in fiscal 2008, pursuant to our 2006 Equity Incentive Plan. These shares were awarded to each of Mr. Teichmann and Mr. Siu pursuant to the terms of their respective employment agreements with us, which provided that the shares of restricted stock would be awarded upon the filing of a registration statement with the Securities and Exchange Commission covering the registration of shares under our 2006 Equity Incentive Plan. This registration statement was delayed pending the conclusion of our investigation into our historical stock option granting practices, and the filing of all of our delayed periodic reports with the Securities and Exchange Commission. We became current with our filing obligations on August 22, 2007, and filed our registration statement on Form S-8 to register shares issuable under our 2006 Equity Incentive Plan on the same date. The shares of restricted stock awarded to Mr. Teichmann and Mr. Siu are subject to vesting at the rate of 50% upon the second anniversary of commencement of employment with Trident, and 50% in two equal installments upon the third and fourth anniversary of their respective commencement of employment.

(4)	Except as provided below, amounts shown represent options issued under our 2006 Equity Incentive Plan that vest and become exercisable in four successive annual installments upon the executive’s completion of each year of service over a four-year service period, measured from the grant date. The exercise price for the options equals the closing price of our common stock on the date of grant. Each option has a maximum term of ten years.

Options granted to Mr. Teichmann vest at the rate of 25% upon the first anniversary of his employment start date, with the remaining shares vesting and becoming exercisable at the rate of 1/48th each month over the thirty-six month period following the first anniversary of his employment start date.

The options granted to all of our named executive officers will vest on an accelerated basis upon the executive’s termination of employment under certain prescribed circumstances. Additional information regarding the vesting acceleration provisions applicable to equity awards granted to our named executive officers is included in this proxy statement under the heading “Executive Employment Agreements” and “Potential Payments upon Termination or Change in Control.”

(5)	The dollar value of the options shown represents the grant date fair value estimated using the Black-Scholes option pricing model to determine grant date fair value, in accordance with the provisions of SFAS 123R, excluding the impact of estimated forfeitures related to service-based vesting conditions. For a discussion of valuation assumptions used in the SFAS 123R calculations, see Note 1 of Notes to Consolidated Financial Statements, “Description of Business and Summary of Significant Accounting Policies — Stock-Based Compensation” and Note 9, “Employee Stock Plans — Equity Incentive Plans,” included in Part IV, item 15 of our Annual Report on Form 10-K for the year ended June 30, 2007. The actual value, if any, that an executive may realize on each option will depend on the excess of the stock price over the exercise price on the date the option is exercised and the shares underlying such option are sold. There is no assurance that the actual value realized by an executive will be at or near the value estimated by the Black-Scholes model.

The dollar value of restricted stock shown represents the grant date fair value calculated based on the fair market value of our common stock on the respective grant dates. The actual value that an executive will realize on each share of restricted stock award will depend on the price per share of our common stock at the time the shares of restricted stock are sold. There can be no assurance that the actual value realized by an executive will be at or near the grant date fair value of the restricted stock awarded.

(6)	Upon his employment with us, Mr. Teichmann received (i) options to purchase 200,000 shares of our common stock with a grant price equal to $20.22, which was the closing price of our common stock on the Nasdaq Global Select Market on the grant date, and (ii) 30,000 shares of restricted stock awarded upon the filing of a registration statement with the Securities and Exchange Commission covering the registration of shares under our 2006 Equity Incentive Plan. In addition, Mr. Teichmann will be granted an additional option to purchase 100,000 shares of our common stock following the completion of his first anniversary of employment, provided that he has achieved personal objectives that our Board of Directors and/or Compensation

Committee will determine in consultation with him. In the event that he qualifies for the award of this additional option grant, such award will be in addition to and not in substitution for any stock option grant and/or restricted stock award he may otherwise be eligible to receive in connection with the annual review of executive compensation conducted by the Compensation Committee. Subject to his continued performance of services with Trident through each respective vesting date, 1/36th of the shares subject to this additional stock option will vest and become exercisable each month over the thirty-six month period following the first anniversary of his employment start date.

(7)	Upon his employment with us, Mr. Siu received (i) options to purchase 25,000 shares of our common stock with a grant price equal to $20.87, which was the closing price of our common stock on the Nasdaq Global Select Market on the grant date, and (ii) 15,000 shares of restricted stock awarded upon the filing of a registration statement with the Securities and Exchange Commission covering the registration of shares under our 2006 Equity Incentive Plan.

(8)	Mr. Lin’s employment terminated with us effective November 15, 2007, and accordingly he was not paid anything under the Executive Bonus Plan for fiscal 2007.

(9)	Mr. Jen ceased acting as Chief Accounting Officer on December 3, 2006, and his employment was terminated on April 30, 2007, and accordingly he was not paid anything under the Executive Bonus Plan for fiscal 2007.

(10)	Mr. Edmund’s employment terminated with us effective January 11, 2008.

(11)	Mr. Chang’s employment terminated with us effective February 26, 2008.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to the value of all unexercised options previously awarded to our named executive officers as of June 30, 2007, our last completed fiscal year:

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2007

	Option Awards						Stock Awards
	Number of		Number of				Number of
	Securities		Securities				Shares or		Market Value
	Underlying		Underlying				Units of		of Shares or
	Unexercised		Unexercised		Option		Stock That		Units of Stock
	Options		Options		Exercise	Option	Have Not		that have
	(#)		(#)		Price	Expiration	Vested		not Vested
Name	Exercisable		Unexercisable		($)	Date	(#)(1)		($)(2)

Glen M. Antle	33,334		16,666		$8.75	03/24/2015	—		—
	40,000		—		$2.10	12/10/2011
David L. Teichmann	—		200,000	(5)	$20.22	05/20/2017	30,000	(6)	$550,500
Chris P. Siu	—		25,000		$20.87	02/20/2017	15,000	(6)	$275,250
Former Officers:
Frank C. Lin	66,667		—		$13.99	07/26/2015	—		—
	272,000		—		$0.785	08/28/2013
Peter Jen	75,000		—		$2.5835	10/27/2009	—		—
	26,667		—		$13.99	07/26/2015
	20,800		—		$0.785	08/28/2013
	150,000		—		$1.4375	12/20/2010
	90,000		—		$1.0267	09/21/2012
	150,000		—		$1.46335	07/25/2011
John S. Edmunds	150,000	(3)	75,000	(4)	$6.885	06/14/2014	—		—
	20,800		13,000		$0.785	06/14/2014
	14,000		14,000		$0.785	01/01/2015
	33,334		66,666		$13.99	07/26/2015
Jung-Herng Chang	90,000		—		$1.1667	10/12/2008	—		—
	53,334		106,666		$13.99	07/26/2015
	190,000		190,000		$0.785	08/28/2013
	75,000		—		$1.4635	07/25/2011

(1)	Except as otherwise noted, each option is a non-qualified stock option, and vests and becomes exercisable in four successive annual installments upon the executive’s completion of each year of service over a four-year service period, measured from the grant date.

(2)	Represents the fair market value per share of our common stock on June 29, 2007 ($18.35) multiplied by the number of shares that had not vested as of June 30, 2007.

(3)	Of these options, options to purchase 29,000 shares of our common stock are incentive stock options, and options to purchase 121,000 shares are non-qualified stock options.

(4)	Of these options, options to purchase 14,500 shares of our common stock are incentive stock options, and options to purchase 60,500 shares are non-qualified stock options.

(5)	Of these options, options to purchase 180,220 shares of our common stock are incentive stock options, and options to purchase 19,780 shares are non-qualified stock options. These options granted to Mr. Teichmann vest at the rate of 25% upon the first anniversary of his employment start date, with the remaining shares vesting and becoming exercisable at the rate of 1/48th each month over the thirty-six month period following the first anniversary of his employment start date.

(6)	These amounts relate to shares of restricted stock granted in August 2007, after the fiscal year end, pursuant to our 2006 Equity Incentive Plan. These shares were awarded to each of Mr. Teichmann and Mr. Siu pursuant to the terms of their respective employment agreements with us, approved by the Board of Directors and

Compensation Committee in fiscal 2007, which provided that the shares of restricted stock would be awarded upon the filing of a registration statement with the Securities and Exchange Commission covering the registration of shares under our 2006 Equity Incentive Plan. This registration statement was delayed pending the conclusion of our investigation into our historical stock option granting practices, and the filing of all of our delayed periodic reports with the Securities and Exchange Commission. We became current with our filing obligations on August 22, 2007, and filed our registration statement on Form S-8 to register shares issuable under our 2006 Equity Incentive Plan on the same date. The shares of restricted stock awarded to Mr. Teichmann and Mr. Siu are subject to vesting at the rate of 50% upon the second anniversary of commencement of employment with Trident, and 50% in two equal installments upon the third and fourth anniversary of their respective commencement of employment.

Option Exercises and Stock Vested During Last Fiscal Year

No options were exercised by any of our named executive officers during the fiscal year ended June 30, 2007, and no stock awards were made until after the fiscal year ended June 30, 2007, accordingly, no stock awards vested during the fiscal year ended June 30, 2007.

Compensation of Directors

The Nominating and Corporate Governance Committee reviews and recommends to the Board non-employee director compensation. We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on our board of directors. In setting the compensation of non-employee directors, we consider the significant amount of time that the Board members expend in fulfilling their duties to Trident as well as the experience level we require to serve on the Board. The Compensation Committee annually reviews the compensation and compensation policies for non-employee members of the Board of Directors.

Cash Compensation.  During 2007, our non-employee directors received $20,000 per year as an annual retainer and reimbursement of certain expenses in connection with attendance at Board meetings and Committee meetings. In addition, each non-employee director received $1,500 for each Board meeting attended in person, the committee chairperson received $1,250 for each Committee meeting attended in person, and each other committee member received $1,000 for each Committee meeting attended in person. Each director received $500 for each Board or Committee meeting attended by phone.

Equity Compensation.  Upon his election to the Board of Directors, the Board granted to Mr. Ostby an option to purchase 50,000 shares of common stock at a price of $16.34 per share, the closing sale price of our common stock reported on the Nasdaq National Market on July 6, 2006, the date of grant. This option was granted under our 2002 Stock Option Plan. The Board granted to each of Mr. Geyer and Mr. Bachman upon their election to the Board, an option to purchase 50,000 shares of common stock at a price equal to the closing sales price of our common stock reported on the Nasdaq National Market on May 22, 2007, the second trading day following the public disclosure of their respective appointment to the Board of Directors. Each such option was granted under our 2006 Equity Incentive Plan. Each of these stock options has a term of ten years and becomes exercisable in three annual installments, subject to the non-employee director’s continued Board service.

The following table sets forth information concerning the compensation earned during the fiscal year ended June 30, 2007 by each individual who served as a director at any time during the fiscal year:

2007 DIRECTOR COMPENSATION

	Fees Earned or	Option	Other
	Paid in Cash	Awards	Compensation	Total
Name	($)(1)	($)(2)	($)(3)	($)

Glen M. Antle	$47,000	$80,717	$3,489	$131,206
Brian R. Bachman	$4,417	$19,575	—	$23,992
Hans Geyer	$3,917	$19,575	—	$23,492
Millard Phelps	$72,500	$80,717	$3,214	$156,431
Raymond K. Ostby	$71,500	$146,057	$3,214	$220,771
Former Directors:
Yasushi Chikagami	$33,703	$80,717	$2,883	$117,303
John Luke	$42,703	$80,717	$3,215	$126,635
Frank C. Lin(4)	—	—	—	—

(1)	For a description of annual non-employee director retainer fees and per meeting fees, see the disclosure above under “Cash Compensation.” In addition to the standard cash compensation payable to our non-employee directors, on July 6, 2006, the Board approved a special one-time cash payment to the two members of our Special Committee in the amount of $20,000, for their service on the Special Committee.

(2)	The amounts shown are the compensation costs recognized in our financial statements for fiscal 2007 related to grants of stock options to our non-employee directors in fiscal 2007 and prior years, to the extent we recognized compensation costs in fiscal 2007 for such awards in accordance with the provisions of SFAS 123R, excluding the impact of estimated forfeitures related to service-based vesting conditions. For a discussion of the valuation assumptions used in the SFAS 123R calculations, see Note 1 of Notes to Consolidated Financial Statements, “Description of Business and Summary of Significant Accounting Policies — Stock-Based Compensation” and Note 9, “Employee Stock Plans — Equity Incentive Plans,” included in Part IV, item 15 of our Annual Report on Form 10-K for the year ended June 30, 2007, referred to in this proxy statement as our 2007 Form 10-K. The following table shows the portion of the overall amount of the compensation cost in fiscal 2007 attributable to each award:

			Shares Underlying
			Options with Fiscal	Compensation
	Option	Exercise	2007 Compensation	Cost in
Director	Grant Date	Price	Cost	Fiscal 2007

Glen M. Antle	03/24/2005	$8.75	50,000	$80,717
Brian R. Bachman	05/22/2007	$21.02	50,000	$19,575
Hans Geyer	05/22/2007	$21.02	50,000	$19,575
Millard Phelps	03/24/2005	$8.75	50,000	$80,717
Raymond K. Ostby	07/06/2006	$16.34	50,000	$146,057
Former Directors:
Yasushi Chikagami	03/24/2005	$8.75	50,000	$80,717
Frank C. Lin	07/26/2005	$13.99	200,000	$562,803
	08/28/2003	$0.785	707,200	$1,442,637
John Luke	03/24/2005	$8.75	50,000	$80,717

The grant date fair value of the options was estimated using the Black Scholes option pricing model, in accordance with the provisions of SFAS 123R, excluding the impact of estimated forfeitures related to service-based vesting conditions. The actual value, if any, that a director may realize on each option will depend on the excess of the stock price over the exercise price on the date the option is exercised and the shares underlying such option are sold. There is no assurance that the actual value realized by a director will be at or near the value estimated by the Black Scholes model.

(3)	Represents value of televisions sets containing Trident video processing circuitry provided to members of the Board of Directors as of December 2006.

(4)	Mr. Lin received no compensation for his service on the Board of Directors. Compensation paid to him as Chief Executive Officer is disclosed in the Summary Compensation Table below.

Fiscal 2008 Changes to Director Compensation.

Cash compensation.  In July 2007, the Board of Directors, upon the recommendation of the Compensation Committee, adopted changes to non-employee director compensation, after reviewing data provided by Radford Consulting, a division of Aon Corporation and an independent compensation consulting firm retained to perform a study on behalf of the Compensation Committee (“Aon/Radford”). After reviewing market, proxy and survey data provided by Aon/Radford, and the analysis that they performed, the Compensation Committee recommended, and the Board of Directors adopted the following cash compensation payable to non-employee members of the Board of Directors for their service as Board members, effective as of October 1, 2007:

Annual Cash Payment

All Board Members	$35,000
Audit Committee Member	$10,000
Audit Committee Chair	$20,000
Compensation Committee Member	$6,000
Comp Committee Chair	$12,000
Corporate Governance and Nominating Committee Member	$4,000
Corporate Governance and Nominating Committee Chair	$8,000

In addition, the Board of Directors approved payment of a cash retainer of $25,000 per annum to our non-employee Chairman of the Board, in addition to all other cash and equity compensation payable to our non-employee directors. Payment of this fee for fiscal 2008 will be prorated for Mr. Glen M. Antle from October 17, 2007, the effective date that he ceased to serve as our Acting Chief Executive Officer and began serving exclusively as our non-employee Chairman of the Board. In October 2007, the Board of Directors also approved a one-time payment to each of Mr. Raymond K. Ostby and Mr. Millard Phelps for their service on the Special Committee, formed in June 2006 to investigate our historical stock option granting practices and related accounting. Mr. Ostby and Mr. Phelps were previously paid a fee of $20,000 for their service on the Special Committee; accordingly, the total fee paid to each of them for their services on the Special Committee is $60,000. The Special Committee has now completed its work; any further matters relating to the investigation will be considered by the Special Litigation Committee, as disclosed in previous filings with the Securities and Exchange Commission.

In January, 2008, the Board of Directors elected David H. Courtney as a Class III director with a term expiring at the Annual Meeting of Stockholders to be held in 2010, and as a member of the Audit Committee and newly-formed Strategy Committee. Mr. Courtney is entitled to the same compensation payable to other members of the Board of Directors and of the committees of the Board on which he is a member.

In January, 2008, the Board of Directors also established a Strategy Committee of the Board, formed to work closely with executive management and other key employees in order to provide oversight of our strategic planning process and of our implementation of strategic decisions, assure the Board of Directors is regularly informed about our key strategic plans and that the Board of Directors provides feedback and guidance to executive management, and review the resources available to management including business plans and financial, operational and human resources required to implement the agreed upon strategy. Mr. David Courtney, Mr. Hans Geyer and Ms. Sylvia Summers were appointed as initial members of the Strategy Committee, with Mr. Geyer elected chairperson of the Strategy Committee. The Compensation Committee approved fees payable to members for their service on the Strategy Committee of $12,000 per annum to the chairman and $6,000 per annum to each non-employee member of the Committee. The Board of Directors also approved changes in composition of the Audit Committee and Nominating and Corporate Governance Committee of the Board, appointing Mr. Ray Ostby, Mr. David Courtney and Mr. Hans Geyer as members of the Audit Committee and Mr. Millard Phelps, Mr. Brian Bachman and Mr. Glen Antle as members of the Nominating and Corporate Governance Committee.

Equity compensation.  After reviewing data provided by Aon/Radford, the Compensation Committee also recommended, and the Board approved, changes to equity awards to be granted to non-employee directors, and agreed that each person first elected or appointed as a non-employee director shall be granted, pursuant to our 2006 Equity Incentive Plan, on the date of such initial election or appointment, automatically and without further action of the Board of Directors, an option (an “Initial Option”) to purchase 25,000 shares of common stock (such number being subject to pro rata adjustment upon a change in our capital structure); provided, however, that a member of the Board of Directors who previously did not qualify as a non-employee director is not entitled to receive an Initial Option in the event that such director subsequently becomes a non-employee director. Each Initial Option shall have an exercise price per share equal to the closing sale price per share of our common stock on the date of grant of such option, as quoted on the Nasdaq Global Select Market, shall have a term of ten years and, subject to the director’s continued service, shall vest and become exercisable in three substantially equal annual installments on the first three anniversaries of the date of grant of the Initial Option.

In addition, each non-employee director (including any member of the Board of Directors who previously did not qualify as a non-employee director but who subsequently becomes a non-employee director) shall be granted, on the date immediately following the date of each annual meeting of our stockholders, automatically and without further action of the Board of Directors, a restricted stock award (an “Annual Restricted Stock Award”) equal to such number of shares determined by the stock price to be equal to $120,000 on the date of the award; provided, however, that a non-employee director who has not served continuously as a member of the Board of Directors for at least six months as of the date immediately following such annual meeting shall not receive an Annual Restricted Stock Award. Each Annual Restricted Stock Award shall vest on the day immediately preceding the first annual meeting occurring after the date of grant of the Annual Restricted Stock Award.

Directors’ Stock Ownership Guidelines

To encourage directors to have a direct and material cash investment in shares of our common stock, and to further align their interests with the interest of our stockholders, the Board of Directors adopted stock ownership guidelines in July 2007, which requests that directors who are not employees acquire and maintain a minimum of $105,000 in value of shares of our common stock during the three year term of their service on the Board. Board members in place as of the date on which this Policy is adopted are encouraged to purchase the number of shares of common stock necessary to bring their equity interest in us to the $105,000 level on or before three years from July 2007. Future members of the Board of Directors will be encouraged to attain the requested ownership level within a period of three years from the date on which their service begins. The value of the shares held by members of the Board of Directors shall be determined upon the greater of the aggregate purchase price paid for such shares or the current market price. Ownership shall be computed in terms of shares of our common stock owned outright, without taking into account the value of stock options or other securities convertible into shares of our common stock.

Executive Employment Agreements

Terms of Equity Awards

Our 1992 Stock Option Plan and each option granted under our 2002 Stock Option Plan (collectively, the “Option Plans”) provide that in the event of a merger of Trident with or into another corporation, unless the successor corporation assumes or substitutes equivalent options for options granted under the Option Plans, options under the Option Plans will become fully exercisable prior to the merger. Options which are neither assumed or substituted for by the successor corporation, nor exercised prior to the expiration of a 15-day notice period, will terminate upon the expiration of such period.

Under the terms of our 2006 Equity Incentive Plan (the “2006 Plan”), a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the 2006 Plan) becoming the direct or indirect beneficial owner of more than 50% of Trident’s voting stock, or (b) the occurrence of any of the following events upon which the stockholders of Trident Microsystems immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of Trident, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of Trident’s voting stock; (ii) a merger or consolidation in which Trident is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of Trident (other than a sale, exchange or transfer to one or more subsidiaries of Trident).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. Stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control. Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The 2006 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award. The vesting of all non-employee director awards will be accelerated in full upon a Change in Control.

All shares subject to options granted under our 1994 Outside Directors Stock Option Plan (the “Directors Plan”) will become fully vested and exercisable as of the date 15 days prior to a change in our control, as defined in the Directors Plan, unless the surviving or successor corporation either assumes or substitutes its options for options outstanding under the Directors Plan. Any such options which are neither assumed or substituted for by the successor corporation, nor exercised, will terminate as of the date of the change in control. In addition, all options granted to our non-employee directors under the 2006 Equity Incentive Plan will become fully vested and exercisable as of the date 15 days prior to a change in our control.

Sylvia D. Summers

By offer letter dated September 19, 2007, we appointed Sylvia D. Summers as Chief Executive Officer, effective October 17, 2007.

Pursuant to the letter agreement, should we terminate Ms. Summers’ employment without Cause, or should she terminate her employment at any time for Good Reason, provided that she has executed a general release of claims, we will pay to Ms. Summers an amount equal to the sum of twelve months’ of her base salary and her annual target bonus, and reimbursement of insurance premiums for up to twelve months of COBRA insurance coverage. In addition, vesting of any unvested options and restricted stock granted to her during her employment shall be automatically accelerated such that an additional twelve months of vesting will occur.

If we or our successor elects to terminate Ms. Summers’ employment without Cause or she voluntarily terminates for “Good Reason” in connection with or within two years of the effective date of a Change in Control of Trident, we will pay to Ms. Summers an amount equal to the sum of twenty-four months’ of her base salary and two times her annual target bonus, and reimbursement of insurance premiums for up to eighteen months of COBRA insurance coverage. In addition, vesting of any unvested options and restricted stock granted to her during her employment shall be automatically accelerated in full. Only employment that is involuntarily terminated without Cause or voluntarily terminated with Good Reason within two years of the date of a Change in Control will be deemed to constitute termination due to such Change in Control.

The following definition of Good Reason is applicable to the agreement between Trident and Ms. Summers:

“Good Reason” means the occurrence of any of the following conditions without employee’s express written consent, which condition(s) remain(s) in effect thirty days after her written notice to the Board of Directors of Trident or its successor of such conditions:

(a) a material, adverse change in her authority, duties or responsibilities which is not effected for disability or for Cause;

(b) a material diminution of the budget over which she has authority (including, without limitation, as a result of a reduction of the lines of business, operating divisions or functional departments reporting to her), which is not effected for disability or for Cause;

(c) a material diminution in her base salary and/or target bonus as in effect immediately prior to such reduction;

(d) her relocation to a facility or a location more than 50 miles from our principal headquarters at the time she commences employment; or

(e) a material breach by Trident or any successor to Trident of any of the material provisions of her employment offer letter.

David L. Teichmann

Pursuant to the letter agreement between Trident and Mr. Teichmann dated March 5, 2007, should we terminate Mr. Teichmann’s employment without Cause, or should he terminate his employment at any time for Good Reason, we will pay to Mr. Teichmann an amount equal to the sum of six months’ of his salary, including base and target incentive bonus, and reimbursement of insurance premiums for up to six months of COBRA insurance coverage. In addition, if we terminate Mr. Teichmann’s employment without Cause anytime within the first twelve months of his date of employment, but not following an acquisition or merger of Trident involving a Change in Control, Mr. Teichmann will receive the severance rights set forth above and vesting of any unvested options and restricted stock granted to him during his employment shall be automatically accelerated such that an additional eighteen months of vesting will occur.

If we terminate Mr. Teichmann’s employment for Cause, we will provide Mr. Teichmann with a lump-sum severance payment equivalent to three months’ salary, including base salary and target incentive bonus, and reimbursement of insurance premiums for up to three months of COBRA insurance coverage, unless the cause for termination relates to violation by Mr. Teichmann of state or federal law.

If we or our successor elects to terminate Mr. Teichmann’s employment without Cause or he voluntarily terminates for “Good Reason” in connection with or within twelve months of the effective date of an acquisition or merger of Trident involving a Change in Control (a “Qualifying Event”), vesting of any options and restricted stock granted to Mr. Teichmann during his employment with Trident will be automatically accelerated effective on the date of the Qualifying Event. In such event, the period within which he may exercise any vested options (including options as to which vesting has been accelerated), will be extended to one year following the Qualifying Event. In addition, Mr. Teichmann will receive severance benefits in an amount equal to the sum of six months’ of his salary, including base and target incentive bonus, and reimbursement of insurance premiums for up to six months of COBRA insurance coverage. Only employment that is involuntarily terminated without Cause or voluntarily terminated with Good Reason within one year of the date of a Change in Control will be deemed to constitute termination due to such Change in Control.

The following definitions are utilized in the severance arrangements with each of Messrs. Summers and Teichmann:

A “Change in Control” means:

(a) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 who, by the acquisition or aggregation of securities, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Trident representing 50% or more of the combined voting power of our then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote on elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of our securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of Trident; or

(b) the consummation of a merger or consolidation of Trident with or into another entity or any other corporate reorganization, if persons who were not stockholders of Trident immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity; or

(c) a change in the composition of the Board, as a result of which the individuals who immediately prior to such change constitute the Board (the “Incumbent Board”) cease to constitute a majority of the Board; provided, however, that any individual becoming a director whose election, or nomination for election by our stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such an individual were a member of the Incumbent Board; or

(d) the sale, transfer or other disposition of all or substantially all of our assets.

“Cause” means misconduct, including but not limited to: (a) conviction of a felony or any crime under the laws of the United States or any state thereof involving moral turpitude or dishonesty; (b) participation in a fraud or act of dishonesty against Trident; (c) willful conduct by the employee, which, based upon a reasonable determination by Trident, demonstrates gross unfitness to serve (other than as a result of total or partial incapacity due to physical or mental illness); or (d) intentional, material violation by the employee of any contract between the employee and Trident or any statutory duty of the employee to Trident that is not corrected within thirty (30) days after written notice to the employee.

The following definition of Good Reason is applicable to the agreement between Trident and Mr. Teichmann:

“Good Reason” means resignation by the employee of his or her employment, other than for Cause or disability, due to: (i) Trident, without his or her express written consent, assigning duties to employee or significantly reducing his or her duties, in a manner that is inconsistent with such employee’s position with Trident and responsibilities in effect immediately prior to such assignment or reduction, or Trident removing employee from such position and responsibilities (including without limitation a reduction of the lines of business, operating divisions or functional departments reporting to employee), which is not effected for disability or for Cause; (ii) a reduction in employee’s base salary and/or target bonus as in effect immediately prior to such reduction; (iii) employee’s relocation to a facility or a location more than 15 miles from our principal headquarters at the time employee commences employment without employee’s express written consent; (iv) failure or refusal of a successor to Trident to assume Trident’s obligations under his or her employment offer letter; or (v) material breach by Trident or any successor to Trident of any of the material provisions of his or her employment offer letter.

Change of Control Severance Plan

In January 2008, the Compensation Committee of the Board of Directors approved the principal terms of a change in control severance plan that will provide executive officers and key employees designated by the Compensation Committee with the specified compensation and benefits if, within a “Change in Control Period,” the participant’s employment is terminated without “Cause” or the participant resigns for “Good Reason.” The Change in Control Period is the period beginning upon a change in control and ending 18 months following the change in control. Upon termination within the Change in Control Period, the chief executive officer would be entitled to a lump sum payment of 24 months of base salary, with other executive officers being entitled to payment of 12 months of base salary. Base salary for this purpose is determined at the greater of (i) the monthly rate in effect immediately prior to termination of employment or (ii) the monthly rate in effect immediately prior to the change in control. In addition, the chief executive officer would be entitled to payment of 200% of his or her annual bonus, with other executive officers entitled to 100% of their respective annual bonus, determined for this purpose as the aggregate of all annual incentive bonuses that would be earned by the participant for the fiscal year of termination of employment, determined as if 100% of all applicable performance goals were achieved. Medical and dental and life insurance coverage would be continued for the employee and covered dependents for the same benefit periods as the base salary is paid, at the same premium cost to the participant and at the same coverage levels as in effect prior to termination of employment, except to the extent of any change in premium costs or coverage levels applicable to all employees holding positions comparable to the participant’s position immediately prior to the change in control.

If, as a result of the change in control, the buyer agrees to assume or continue our outstanding service-based vesting equity awards (converting them into awards for the buyer’s stock or other acquisition consideration) or to issue replacement awards for the buyer’s stock, vesting would not accelerate at the time of the change in control. Any service-based vesting equity awards that the buyer will not agree to assume, continue or replace in connection with the change in control will vest in full immediately prior to the change in control so that they may be exercised or settled upon the change in control. The vesting of any service-based vesting equity award that is assumed, continued or replaced by the buyer will be accelerated in full if the participant is terminated other than for “Cause” or resigns for “Good Reason” within the Change in Control Period. The vesting of all our equity awards of any kind under which vesting is based upon the achievement of performance goals (such as attainment of a target stock price or achievement of a company financial goal) will be accelerated in full (assuming the 100% of the target level of performance has been achieved) immediately prior to the change in control, so that they may be exercised or settled upon the change in control.

Payment of severance benefits under the plan will be subject to the participant’s execution of a general release of claims against us.

The following definitions are utilized in the executive change in control severance plan:

A.	Definition of “Change in Control.”

•	Any person or group (other than an employee benefit plan) becomes the beneficial owner, directly or indirectly, of more than 50% of the total combined voting power of its outstanding securities.

•	Merger or consolidation in which the stockholders before the transaction fail to retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of the voting securities of the company or the surviving entity.

•	Sale of all or substantially all of the assets of the company (other than to a subsidiary).

•	Change in the composition of the Board within any 12-month period as a result of which less than a majority of the directors are “Incumbent Directors.” Incumbent Directors are those who either were directors on the effective date of the plan or were elected or nominated by at least a majority of the Incumbent Directors (except any such election or nomination in connection with an actual or threatened proxy contest).

B.	Definition of Termination for “Cause.”

•	Theft, dishonesty, misconduct, breach of fiduciary duty for personal profit, or falsification of any documents or records.

•	Material failure to abide by the code of conduct or other policies (including policies relating to confidentiality and reasonable workplace conduct).

•	Misconduct leading to a restatement of earnings.

•	Unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity (including improper use or disclosure of confidential or proprietary information).

•	Intentional act which has a material detrimental effect on reputation or business of the company.

•	Repeated failure or inability to perform any reasonable assigned duties after written notice and a reasonable opportunity to cure such failure or inability.

•	Material breach of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement.

•	Conviction (including any plea of guilty or nolo contender) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the participant’s ability to perform his or her duties.

C.	Definition of “Good Reason.”

•	Material, adverse change in the participant’s authority, duties or responsibilities as measured against the participant’s authority, duties or responsibilities immediately prior to the change in control.

•	Material, adverse change in the authority, duties or responsibilities of the officer to whom the participant is required to report, including a requirement that the participant report to a corporate officer or employee instead of reporting directly to the board of directors of a corporation.

•	Material decrease in annual base salary or target bonus amount (subject to applicable performance requirements with respect to the actual amount of bonus compensation earned).

•	Material decrease in the budget over which the participant has authority.

•	Relocation of work place to a location that increases the participant’s regular commute distance between the participant’s residence and work place by more than 30 miles (one-way).

•	Material breach of the plan by the company or its successor.

The participant must give written notice within 90 days of the initial occurrence of the claimed “Good Reason” condition. If not cured within 30 days following such written notice, the claim is presumed correct unless the Board of Directors determines in good faith by a vote of not less than two-thirds of its membership that Good Reason does not exist. The participant must resign within 6 months following the initial occurrence of the condition.

Jung-Herng Chang

On February 28, 2008, we entered into a Resignation and Consulting Agreement and General Release of Claims (the “Consulting Agreement”) with Dr. Jung-Herng Chang, our former President, who resigned effective February 26, 2008 (the “Resignation Date”). Pursuant to the terms of the Consulting Agreement, during the period from the Resignation Date through February 28, 2009 (the “Consulting Period”), Dr. Chang will make himself available upon request of the Company’s Chief Executive Officer to provide consulting services to the Company. During the Consulting Period, the Company will pay Dr. Chang a consulting fee of $25,000 per month, and will continue his group health insurance coverage under COBRA. Under the Consulting Agreement, the period of exercisability of certain vested stock options held by Dr. Chang has been extended through the last day of the Consulting Period, although no additional vesting has been granted. In addition, the Company shall pay Dr. Chang an additional sum of $8,333.33 per month for each month during the Consulting Period that Dr. Chang does not provide any work, services, or assistance to any person or entity that is in any way involved in the manufacture, sale, distribution, or development of any products, technologies, or services that are (a) substantially similar to any products, technologies, or services that are manufactured, sold, distributed or under development by the Company, or (b) reasonably understood in the marketplace to compete with any products, technologies, or services that are manufactured, sold, distributed or under development by the Company.

Calculation of Potential Payments upon Termination or Change of Control

The following table presents our estimate of the dollar value of the benefits payable to our named executive officers upon a termination of employment with or without cause, or a change in our control, assuming such terminating event occurred on June 30, 2007. These benefits are in addition to accrued compensation, including paid time off, otherwise required by law to be paid through the date of termination of employment. Our annual vacation accrual policy provides that paid time off is accrued based on years of service, ranging from three weeks of paid time off through three years of service, up to a maximum of six weeks of paid time off from ten years of service and beyond. We limit the total maximum amount that can be accrued however, from 320 hours for up to three years of service, increasing to a maximum of up to 440 hours for ten years of service and beyond.

These tables assume that the termination occurred as of June 30, 2007, and, in connection with a termination that occurred as a result of a change of control, that outstanding unvested equity awards were neither assumed by the successor corporation nor replaced with a cash retention program. While we believe that the amounts shown below and the assumptions upon which they are based provide reasonable estimates of the amounts that would have been due to the named executive officers in the event that any of the circumstances described above had occurred on June 30, 2007, the actual amounts due to the named executive officers upon a triggering event will depend upon the actual circumstances and the then applicable provisions of the Executive Bonus Plan and the letter agreements. The table does not reflect any additional amounts that would have been payable under the newly-adopted executive officer change in control plan, which was not effective as of June 30, 2007.

						Value of
					Value of	Restricted
				Continuation of	Option	Stock	Total
				Benefits	Acceleration	Acceleration	Value
Name	Trigger	Salary	Bonus	(1)	(2)	(2)	(3)

David L. Teichmann	Change in Control	$142,500	$106,875	$8,560	$	$550,500	$808,435
	Termination without Cause or for Good Reason	$142,500	$106,875	$8,560	$	$206,438	$464,373
	Termination for Cause	$71,250	$53,438	$4,280	—	—	$128,968
Chris P. Siu	Change in Control	—	—	—	—	—	—
	Qualifying Termination	—	—	—	—	—	—

(1)	Represents the aggregate value of reimbursement of COBRA benefits after the date of termination. For the purposes of this calculation, expected costs have not been adjusted for any actuarial assumptions related to mortality, likelihood that the executives will find other employment, or discount rates for determining present value.

(2)	Represents the aggregate value of the accelerated vesting of the executive officer’s unvested stock options and shares of restricted stock.

The amounts shown as the value of the accelerated stock options are based solely on the intrinsic value of the options as of June 30, 2007. For options this was calculated by multiplying (i) the difference between the fair market value of our common stock on June 29, 2007 (being the last trading day of the fiscal year), $18.35, and the applicable exercise price by (ii) the assumed number of option shares vesting on an accelerated basis on June 30, 2007

The amount shown as the value of the accelerated shares of restricted stock represents the fair value calculated based on the fair market value of our common stock on June 29, 2007 (being the last trading day of the fiscal year), $18.35, multiplied by the assumed number of shares of restricted stock vesting on an accelerated basis on June 30, 2007.

(3)	Excludes the value to the executive of the continuing right to indemnification and continuing coverage under our directors’ and officers’ liability insurance (if applicable).

In addition, upon death or disability, each of our executive officers is entitled to coverage under our applicable insurance policies. Upon termination of employment as a result of disability, the executive officers are entitled to coverage up to an amount equal to two times their respective base salary, up to a maximum of $300,000; if such disability occurs as a result of a travel accident, they are entitled to an additional amount up to two times their base salary up to a maximum amount of $500,000. We also provide death benefits of an insured sum equal to two times their base salary up to $300,000, plus an additional amount equal to two times base salary up to a maximum of $500,000 if such death occurs as a result of a travel accident. We also offer life insurance coverage up to $3,000,000. Executive officers are fully vested in 100% of their account balance under the Retirement Savings Plan (401k Plan). All of our employees are eligible for continuing health coverage under COBRA; pursuant to the terms of their agreements, we pay the cost of such continuing coverage for Mr. Teichmann and Ms. Summers, as described above.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee are or have been an officer or employee of Trident. During fiscal 2007, no member of the Compensation Committee had any relationship with Trident requiring disclosure under Item 404 of Regulation S-K. During fiscal 2007, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity any of whose executive officers served on our Compensation Committee or Board of Directors.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the Special Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By order of the Board of Directors

David L. Teichmann
Corporate Secretary

April 11, 2008

Trident Microsystems, Inc.
2006 Equity Incentive Plan
(As Amended Through March 31, 2008)

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

Trident Microsystems, Inc.
2006 Equity Incentive Plan
(As Amended Through March 31, 2008)
     1. Establishment, Purpose and Term of Plan.
          1.1 Establishment. The Trident Microsystems, Inc. 2006 Equity Incentive Plan (the “Plan”) is hereby established effective as of May 25, 2006, the date of its approval by the stockholders of the Company (the “Effective Date”).
          1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Deferred Compensation Awards, Cash-Based and Other Stock-Based Awards and Nonemployee Director Awards.
          1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.
     2. Definitions and Construction.
          2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
                (a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.
               (b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Deferred Compensation Award, Cash-Based Award, Other Stock-Based Award or Nonemployee Director Award granted under the Plan.
               (c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

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               (d) “Board” means the Board of Directors of the Company.
               (e) “Cash-Based Award” means an Award granted pursuant to Section 12 that is denominated in cash.
               (f) “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.
               (g) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, the occurrence of any of the following:
                    (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) an acquisition by any such person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (2) any acquisition directly from the Company, including, without limitation, a public offering of securities, (3) any acquisition by the Company, (4) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (5) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or
                    (ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or

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indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ff)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be;
provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(g) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.
     For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.
               (h) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.
               (i) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.
               (j) “Company” means Trident Microsystems, Inc., a Delaware corporation, or any successor corporation thereto.
               (k) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.
               (l) “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than (i) the date ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.
               (m) “Deferred Compensation Award” means an award granted to a Participant pursuant to Section 11.

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               (n) “Director” means a member of the Board.
               (o) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.
               (p) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.
               (q) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
               (r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
               (s) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:
                    (i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.
                    (ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the

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actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or market system and consistently applied, or on any other basis consistent with the requirements of Section 409A. The Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period and such valuation method must be used consistently for grants of Options and SARs under the same and substantially similar programs. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.
                    (iii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith, without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.
               (t) “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value of the shares subject to such Award, (iv) an Other Stock-Based award based on appreciation in the Fair Market Value of the Stock, or (v) a Nonemployee Director Award which is any of the foregoing types of Awards.
               (u) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
               (v) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but who was not elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company.
               (w) “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
               (x) “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.
               (y) “Net-Exercise” means a procedure by which the Participant will be issued a number of shares of Stock determined in accordance with the following formula:
N = X(A-B)/A, where

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“N” = the number of shares of Stock to be issued to the Participant upon exercise of the Option;
“X” = the total number of shares with respect to which the Participant has elected to exercise the Option;
“A” = the Fair Market Value of one (1) share of Stock determined on the exercise date; and
“B” = the exercise price per share (as defined in the Participant’s Award Agreement)
               (z) “Nonemployee Director” means a Director who is not an Employee.
               (aa) “Nonemployee Director Award” means a Nonstatutory Stock Option, Stock Appreciation Right, Restricted Stock Award or Restricted Stock Unit Award granted to a Nonemployee Director pursuant to Section 13 of the Plan.
               (bb) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.
               (cc) “Officer” means any person designated by the Board as an officer of the Company.
               (dd) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to Section 6 or Section 13.
               (ee) “Other Stock-Based Award” means an Award granted pursuant to Section 12 that is denominated in shares of Stock.
               (ff) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).
               (gg) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
               (hh) “Participant” means any eligible person who has been granted one or more Awards.
               (ii) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

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               (jj) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.
               (kk) “Performance Award” means an Award of Performance Shares or Performance Units.
               (ll) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.
               (mm) “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.
               (nn) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.
               (oo) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.
               (pp) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.
               (qq) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.
               (rr) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.
               (ss) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8 or Section 13.
               (tt) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8 or Section 13.
               (uu) “Restricted Stock Unit” or “Stock Unit” means a right granted to a Participant pursuant to Section 9, Section 11 or Section 13 to receive a share of Stock on a date determined in accordance with the provisions of such Sections, as applicable, and the Participant’s Award Agreement.
               (vv) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

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               (ww) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 or Section 13 to receive payment, for each share of Stock subject to such SAR, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.
               (xx) “Section 162(m)” means Section 162(m) of the Code.
               (yy) “Section 409A” means Section 409A of the Code.
               (zz) “Securities Act” means the Securities Act of 1933, as amended.
               (aaa) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.
               (bbb) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.
               (ccc) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
               (ddd) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.
               (eee) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

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          2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
     3. Administration.
          3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.
           3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider or a Covered Employee; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) each such Award which is a Full Value Award shall be subject to the minimum vesting provisions described in Section 5.3(b), (c) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (d) each such Award shall conform to such limits and guidelines as shall be established from time to time by resolution of the Board or the Committee.
          3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
          3.4 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

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          3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:
               (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;
               (b) to determine the type of Award granted;
               (c) to determine the Fair Market Value of shares of Stock or other property;
               (d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
               (e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;
               (f) to approve one or more forms of Award Agreement;
               (g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
               (h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;
               (i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and
               (j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take

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such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.
          3.6 Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price, (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof, or (c) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then current Fair Market Value of a share of Stock and the grant in substitution therefore of Full Value Awards. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.
          3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
     4. Shares Subject to Plan.
          4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to eight million three hundred fifty thousand (8,350,000) shares, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.
          4.2 Share Accounting.
               (a) Each share of Stock subject to an Award other than a Full Value Award shall be counted against the limit set forth in Section 4.1 as one (1) share. Each share of Stock subject to a Full Value Award shall be counted against the limit set forth in Section 4.1 as one and thirty-eight one hundredths (1.38) shares.

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               (b) If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. If Options, SARs or Performance Awards are settled in the form of Stock Units issued pursuant to a stock issuance deferral award described in Section 11.1(b), the number of shares available for issuance under the Plan shall be reduced by the number of shares to be counted with respect to such Full Value Awards, as determined in accordance with Section 4.2(a), but shall not be further reduced by the number of shares of Stock originally subject to such Options, SARs or Performance Awards settled in such manner. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 17.2 shall not again be available for issuance under the Plan.
           4.3 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.3 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.3 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance

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Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.
     The Committee may, without affecting the number of Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code and related guidance issued by the U.S. Treasury Department.
     5. Eligibility, Participation and Award Limitations.
          5.1 Persons Eligible for Awards. Awards, other than Deferred Compensation Awards or Nonemployee Director Awards, may be granted only to Employees and Consultants. Deferred Compensation Awards may be granted only to Officers, Directors and individuals who are among a select group of management or highly compensated Employees. Nonemployee Director Awards may be granted only to persons who, at the time of grant, are Nonemployee Directors.
          5.2 Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
          5.3 Award Limitations.
               (a) Incentive Stock Option Limitations.
                     (i) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed eight million three hundred fifty thousand (8,350,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2 and 4.3.
                     (ii) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service as an Employee of an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

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                     (iii) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.
                (b) Limit on Full Value Awards without Minimum Vesting. Except with respect to a maximum of five percent (5%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, as provided in Section 4.1, Full Value Awards which vest on the basis of the Participant’s continued Service shall provide for vesting over a period of not less than three (3) years, and Full Value Awards which vest on the basis of the attainment of performance goals shall provide for a performance period of not less than twelve (12) months. The foregoing limitations shall not preclude the acceleration of vesting of any such Award upon the death, disability, retirement or involuntary termination of Service of the Participant or upon or following a Change in Control, as determined by the Committee in its discretion.
                (c) Nonemployee Director Award Limits. Within any fiscal year of the Company, no Nonemployee Director may be granted one or more Nonemployee Director Awards which, when combined with all other equity compensation awards granted by the Company within the same fiscal year, if any, are for a number of shares of Stock that exceed three one-hundredths of one percent (0.03%) of the number of shares of Stock issued and outstanding on the first day of such fiscal year (the “Outstanding Shares”); provided, however, that the foregoing annual limit may be increased by one or more of the following additions, as applicable:
                     (i) New Nonemployee Directors: Up to an additional fifteen one-thousandths of one percent (0.015%) of the Outstanding Shares in the fiscal year in which the Nonemployee Director is first appointed or elected to the Board as a Nonemployee Director; and
                     (ii) Additional Service. Either, but not both, of the following, as applicable:
                           (1) Chairman of the Audit Committee: Up to an additional fifteen one-thousandths of one percent (0.015%) of the Outstanding Shares in any

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fiscal year in which the Nonemployee Director is serving a chairman of the audit committee of the Board; or
                           (2) Other Service: Up to an additional ten one-thousandths of one percent (0.010%) of the Outstanding Shares in any fiscal year in which the Nonemployee Director is serving as Chairman or Lead Director of the Board or is serving on a Board committee (whether as chairman of member of the committee).
Notwithstanding the foregoing, a Nonemployee Director may be granted one or more Awards in any fiscal year for a number of shares of Stock which would, in the aggregate when combined with all other equity compensation awards granted by the Company within the same fiscal year, be equal to or less than the cumulative aggregate limits set forth in this Section 5.3, as applicable to such Nonemployee Director, for such fiscal year and up to the next two succeeding fiscal years (taking into account only the Outstanding Shares as of the first day of the fiscal year in which such Awards are granted); provided, however, that no additional Awards may be granted to such Nonemployee Director until the next succeeding fiscal year in which the cumulative aggregate limits set forth in this Section 5.3, as applicable to such Nonemployee Director, for such fiscal year and the applicable succeeding fiscal years would not be exceeded.
                (d) Section 162(m) Award Limits. The following limits shall apply to the grant of any Award intended to qualify for treatment as Performance-Based Compensation:
                     (i) Options and SARs. Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than five hundred thousand (500,000) shares.
                     (ii) Restricted Stock Awards and Restricted Stock Unit Awards. Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards for more than two hundred fifty thousand (250,000) shares.
                     (iii) Performance Awards. Subject to adjustment as provided in Section 4.3, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than two hundred fifty thousand (250,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than two million dollars ($2,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.
                     (iv) Cash-Based Awards and Other Stock-Based Awards. Subject to adjustment as provided in Section 4.3, no Employee shall be granted (1) Cash-Based Awards in any fiscal year of the Company which could result in such Employee receiving more than two million dollars ($2,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Other Stock-Based Awards in any fiscal year of the Company which could result in such Employee receiving more than two hundred fifty thousand

15

(250,000) shares for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Cash-Based Award or Other Stock-Based Award for the same Performance Period.
     6. Stock Options.
          Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.
          6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
          6.3 Payment of Exercise Price.
                (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or

16

(vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.
               (b)  Limitations on Forms of Consideration.
                     (i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Company.
                     (ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.
          6.4 Effect of Termination of Service.
                (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Award Agreement, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:
                     (i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).
      (ii) Death. If the Participant’s Service terminates because of the death of the Participant, then (A) the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date, and (B) solely for the purposes of determining the number of vested shares subject to the Option as of the date on which the Participant’s Service terminated, the Participant

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shall be credited with an additional twelve (12) months of Service. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service; provided, however, that the Participant shall not be credited with additional months of Service it the Participant dies after the Participant’s Service has otherwise terminated.
                     (iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.
                     (iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of thirty (30) days after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
                (b) Extension if Exercise Prevented by Law or Insider Trading Policy. Notwithstanding the foregoing, other than termination of Service for Cause, if within the applicable time periods set forth in Section 6.4(a) the exercise of an Option is prevented by the provisions of Section 16 below or a sale of shares pursuant to a Cashless Exercise of the Option would violate the provisions of the Insider Trading Policy, the Option shall remain exercisable until thirty (30) days after the date such exercise or sale, as the case may be, first would no longer be prevented by such provisions, but in any event no later than the Option Expiration Date.
          6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act, including the restrictions contained therein on transfers for value.
     7. Stock Appreciation Rights.
          Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

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          7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.
          7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.
          7.3 Exercisability and Term of SARs.
               (a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.
               (b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.
          7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum as soon as practicable following the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum as soon as practicable following the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be

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deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.
          7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.
          7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.
          7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.
     8. Restricted Stock Awards.
          Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
          8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No

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monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.
          8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.
          8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.
          8.5 Vesting and Restrictions on Transfer. Subject to Section 5.3(b), Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then the satisfaction of the Vesting Conditions automatically shall be deemed to occur on the next day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
          8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the

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Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.
          8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.
          8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
     9. Restricted Stock Unit Awards.
          Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
          9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

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          9.3 Vesting. Subject to Section 5.3(b), Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.
          9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.
          9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.
          9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of

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all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the settlement of the Award with respect to any shares would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then the settlement with respect to such shares shall occur on the next day on which the sale of such shares would not violate the Insider Trading Policy, but in any event on or before the later of the last day of the calendar year of, or the 15th day of the third calendar month following, the original settlement date.
          9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
     10. Performance Awards.
          Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.
          10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

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          10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period (subject to Section 5.3(b)), Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.
          10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:
               (a) Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:
                    (i) revenue;
                    (ii) sales;
                    (iii) expenses;

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                    (iv) operating income;
                    (v) gross margin;
                    (vi) operating margin;
                    (vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;
                    (viii) pre-tax profit;
                    (ix) net operating income;
                    (x) net income;
                    (xi) economic value added;
                    (xii) free cash flow;
                    (xiii) operating cash flow;
                    (xiv) balance of cash, cash equivalents and marketable securities;
                    (xv) stock price;
                    (xvi) earnings per share;
                    (xvii) return on stockholder equity;
                    (xviii) return on capital;
                    (xix) return on assets;
                    (xx) return on investment;
                    (xxi) employee satisfaction;
                    (xxii) employee retention;
                    (xxiii) market share;
                    (xxiv) customer satisfaction;
                    (xxv) product development;
                    (xxvi) research and development expenses;
                    (xxvii) completion of an identified special project; and
                    (xxviii) completion of a joint venture or other corporate transaction.

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               (b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.
          10.5 Settlement of Performance Awards.
               (a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.
               (b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.
               (c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.
               (d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.
               (e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 19.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such

27

amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, and consistent with the requirements of Section 409A, the Participant may elect to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.
               (f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.
          10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

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          10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:
               (a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.
               (b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award.
          10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
     11. Deferred Compensation Awards.
          11.1 Establishment of Deferred Compensation Award Programs. This Section 11 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. The Committee, in its discretion and upon such terms and conditions as it may determine, consistent with the requirements of Section 409A, may establish one or more programs pursuant to the Plan under which:
               (a) Elective Cash Compensation Reduction Awards. Participants designated by the Committee who are Officers, Directors or otherwise among a select group of management or highly compensated Employees may irrevocably elect, prior to a date specified by the Committee in compliance with Section 409A, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.
               (b) Stock Issuance Deferral Awards. Participants designated by the Committee who are Officers, Directors or otherwise among a select group of management or

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highly compensated Employees may irrevocably elect, prior to a date specified by the Committee in compliance with Section 409A, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:
                    (i) shares of Stock otherwise issuable to such Participant upon the exercise of an Option;
                    (ii) cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or
                    (iii) cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award.
          11.2 Terms and Conditions of Deferred Compensation Awards. Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and, except as provided below, shall comply with and be subject to the terms and conditions of Section 9.
               (a) Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Stock Units are granted automatically to the Participant and ending on the earlier of the date on which such Stock Units are settled or the date on which they are forfeited. Such Dividend Equivalent Rights shall be paid by crediting the Participant with additional whole Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (A) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Stock Units previously credited to the Participant by (B) the Fair Market Value per share of Stock on such date. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Stock Units originally subject to the Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award.
               (b) Settlement of Deferred Compensation Awards. A Participant electing to receive an Award of Stock Units pursuant to this Section 11 shall specify at the time of such election a settlement date with respect to such Award in compliance with the

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requirements of Section 409A. The Company shall issue to the Participant on the settlement date elected by the Participant, or as soon thereafter as practicable, a number of whole shares of Stock equal to the number of vested Stock Units subject to the Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares.
     12. Cash-Based Awards and Other Stock-Based Awards.
          Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          12.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.
          12.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
          12.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. Subject to Section 5.3(b), the Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.
          12.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock

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or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.
          12.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards.
          12.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination.
          12.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws applicable to such shares of Stock.
     13. Nonemployee Director Awards.
          From time to time, the Board or the Committee shall set the amount(s) and type(s) of Nonemployee Director Awards that shall be granted to all Nonemployee Directors on a periodic, nondiscriminatory basis pursuant to the Plan, as well as the additional amount(s) and type(s) of Nonemployee Director Awards, if any, to be awarded, also on a periodic, nondiscriminatory basis, in consideration of one or more of the following: (a) the initial election or appointment of an individual to the Board as a Nonemployee Director, (b) a Nonemployee

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Director’s service as Chairman or Lead Director of the Board, (c) a Nonemployee Director’s service as the chairman of a committee of the Board, and (d) a Nonemployee Director’s service other than as the chairman of a committee of the Board. The terms and conditions of each Nonemployee Director Award shall comply with the applicable provisions of the Plan. Subject to the limits set forth in Section 5.3(b), Section 5.3(c) and the foregoing, the Board or the Committee shall grant Nonemployee Director Awards having such terms and conditions as it shall from time to time determine.
     14. Standard Forms of Award Agreement.
          14.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.
          14.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.
     15. Change in Control.
          15.1 Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A if applicable, the Committee may provide for any one or more of the following:
               (a) Accelerated Vesting. The Committee may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine.
               (b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee, in its discretion, an Award denominated in shares of Stock shall

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be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.
               (c) Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.
          15.2 Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 15.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.
          15.3 Federal Excise Tax Under Section 4999 of the Code.
               (a) Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

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               (b) Determination by Independent Accountants. To aid the Participant in making any election called for under Section 15.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 15.3(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section.
     16. Compliance with Securities Law.
          The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
     17. Tax Withholding.
          17.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

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          17.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.
     18. Amendment or Termination of Plan.
          The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.
     19. Compliance with Section 409A.
          19.1 Awards Subject to Section 409A. The provisions of this Section 19 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:
               (a) Any Nonstatutory Stock Option or SAR that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award.
               (b) Each Deferred Compensation Award.
               (c) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award if either (i) the Award provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below) or (ii) the Committee permits or requires the Participant to elect one or more dates on which the Award will be settled.
     Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the 15th day of the third month following the end of the

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Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.
          19.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:
               (a) All Elections must be in writing and specify the amount of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.
               (b) All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period.
               (c) Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 19.3.
          19.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:
               (a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;
               (b) Each subsequent Election related to a distribution in settlement of an Award not described in Section 19.4(b), 19.4(c) or 19.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and
               (c) No subsequent Election related to a distribution pursuant to Section 19.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

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          19.4 Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, no distribution in settlement of an Award subject to Section 409A may commence earlier than:
               (a) Separation from service (as determined by the Secretary of the United States Treasury);
               (b) The date the Participant becomes Disabled (as defined below);
               (c) Death;
               (d) A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 19.2 and/or 19.3, as applicable;
               (e) To the extent provided by the Secretary of the U.S. Treasury, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or
               (f) The occurrence of an Unforeseeable Emergency (as defined by applicable U.S. Treasury Regulations promulgated pursuant to Section 409A).
     Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined in Section 409A(a)(2)(B)(i) of the Code) of the Company, no distribution pursuant to Section 19.4(a) in settlement of an Award subject to Section 409A may be made before the date which is six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death.
          19.5 Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred.
     The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

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          19.6 Disabled. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered “Disabled” if either:
               (a) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or
               (b) the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.
     All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election, commencing as soon as practicable following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum as soon as practicable following the date the Participant becomes Disabled.
          19.7 Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum as soon as practicable following the date of the Participant’s death.
          19.8 No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under an Award subject to Section 409A, except as provided by Section 409A and/or the Secretary of the U.S. Treasury.
     20. Miscellaneous Provisions.
          20.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

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          20.2 Forfeiture Events.
               (a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.
               (b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.
          20.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.
          20.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.
          20.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.
          20.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the

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benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.
          20.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
          20.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.
          20.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.
          20.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.
          20.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.
          20.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or

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maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.
          20.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.
     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Trident Microsystems, Inc. 2006 Equity Incentive Plan as duly adopted by the Board on April 20, 2006 and amended through March 31, 2008.

/s/ David Teichmann
Secretary

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PROXY
TRIDENT MICROSYSTEMS, INC.
Proxy for the Special Meeting of Stockholders To be held on May 16, 2008 Solicited by the Board of Directors
The undersigned hereby appoints Sylvia D. Summers and David L. Teichmann, and each of them, with full power of substitutio n to represent the undersigned and to vote all of the shares of stock n i Trident Microsystems, Inc., a Delaware corporation (the “Company”), which the undersigned is entitle d to vote at the Special Meeting of Stockholders of the Company to be held at the Company’s principal executive offic es, 3408 Garrett Drive, Santa Clara, Cali fornia 95054, on Frid ay, May 16, 2008, at 10:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposal li sted on the reverse sid e and as more particularly described n i the Proxy Statement of the Company dated April 11, 2008 (the “Proxy Statement”), receipt of which s i hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meetin g.
THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSAL 1.
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)
Address Change/Comments (Mark the corresponding box on the reverse side)
FOLD AND DETACH HERE
PRINT AUTHORIZATION TH ( IS BOX ED AR EA DOES NO T PR N I T)
To commence printing on this proxy card please sign, date and fax this card to: 212-691-9013 SIGNATURE:___DATE:___TIME:___ Registered Quantity (common) 300 Broker Quantity 200

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN Ple ase Mark Here ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING. for Address Change or Comments SEE REVERSE SIDE
A vote FOR the following proposal is recommended by the Board of Directors: FOR AGAINST ABSTAIN
1. To approve an amendment to n i crease the maximum number of shares of Common Stock that may be is sued under our 2006 Equity Incentive Plan by 4 million shares.
2. And to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
MARK HERE IF YOU PLAN TO ATTEND THE MEETING
Signature Signature Date
SIGN EXACTLY AS YOUR NAME(S) APPEARS ON YOUR STOCK CERTIFIC ATE. F I SHARES OF STOCK ARE HELD JOINTLY, BOTH OR ALL OF SUCH PERSONS SHOULD SIGN. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED N I FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED PERSON. PERSONS SIGNIN G IN A FIDUCIARY CAPACITY SHOULD N I DICATE THEIR FULL TITLES IN SUCH CAPACIT Y.
FOLD AND DETACH HERE
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to special meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
INTERNET TELEPHONE http://www.proxyvoting.com/trid 1-866-540-5760
Use the Internet to vote your proxy. OR Use any touch-tone telephone to Have your proxy card in hand vote your proxy. Have your proxy when you access the web site. card n i hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return t i in the enclosed postage-paid envelope.
Choose MLinkSM for fast, easy and secure 24/7 onli ne access to your future proxy materials , n i vestment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymel on.com/shareowner/isd where step-by-step n i structio ns will prompt you through enrollm ent.